Exhibit 4.5

                             DATED ___ November, 2002

                             HOLMES FUNDING LIMITED

                                        and

                         HOLMES FINANCING (NO. 1) PLC

                                      and

                          HOLMES FINANCING (NO. 2) PLC

                                       and

                          HOLMES FINANCING (NO. 3) PLC

                                       and

                          HOLMES FINANCING (NO. 4) PLC

                                       and

                          HOLMES FINANCING (NO. 5) PLC

                                       and

                          HOLMES FINANCING (NO. 6) PLC

                                       and

                               ABBEY NATIONAL PLC

                                       and

                      ABBEY NATIONAL TREASURY SERVICES PLC

                                       and

                             SPV MANAGEMENT LIMITED

                                       and

                          CITIBANK N.A., LONDON BRANCH

                                       and

                         THE ROYAL BANK OF SCOTLAND PLC

                                       and

                        JPMORGAN CHASE BANK, LONDON BRANCH

                                       and

                             HOLMES TRUSTEES LIMITED

           -----------------------------------------------------------
                   AMENDED AND RESTATED FUNDING DEED OF CHARGE
           -----------------------------------------------------------


                                  ALLEN & OVERY
                                     London
                                  ICM:632361.1


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                                    CONTENTS

Clause                                                                      Page

1.  Interpretation............................................................4
2.  Covenant to Pay Funding Secured Obligations and Discharge Secured
    Liabilities...............................................................5
3.  Funding's Security........................................................5
4.  Release of Funding Charged Property.......................................7
5.  Continuance of Security...................................................8
6.  Declaration of Trust......................................................9
7.  Funding's Share of Mortgages Trust and Related Matters...................10
8.  Upon Enforcement.........................................................11
9.  Exercise of Certain Rights...............................................13
10. General Covenants and Warranties.........................................14
11. Security Trustee and Events of Default...................................17
12. Security Trustee's powers................................................18
13. Receiver.................................................................20
14. Protection of Third Parties..............................................23
15. Protection of Security Trustee and Receiver..............................24
16. Expenses and Indemnity...................................................24
17. Protection of Charges....................................................26
18. Crystallisation..........................................................26
19. Power of attorney, etc...................................................27
20. Other Security, Etc......................................................28
21. Avoidance of Payments....................................................29
22. Set-Off..................................................................29
23. Execution of Documents...................................................30
24. Provisions Supplemental to the Trustee Act 1925..........................30
25. Supplemental Provisions Regarding the Security Trustee...................34
26. Remuneration of the Security Trustee.....................................37
28. Retirement of Security Trustee...........................................40
29. Notices and Demands......................................................41
30. Further Provisions.......................................................43
31. Choice of Law............................................................45

Schedules

1.  Form of Security Power of Attorney.......................................52
2.  Form of Accession Undertaking............................................54
3.  Funding Priority of Payments.............................................82

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THIS AMENDED AND RESTATED DEED OF CHARGE is made on ___ November, 2002

BETWEEN:

(1) HOLMES FUNDING LIMITED (registered in England and Wales No. 3982428) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN ("FUNDING");

(2) HOLMES FINANCING (NO.1) PLC (registered in England and Wales No. 3946294) whose registered office is at Abbey National House, 2 Triton Square, Regents Place,, London NW1 3AN (the "FIRST ISSUER");

(3) HOLMES FINANCING (NO. 2) PLC (registered in England and Wales No. 4056122) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "SECOND ISSUER");

(4) HOLMES FINANCING (NO. 3) PLC (registered in England and Wales No. 4154576) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "THIRD ISSUER");

(5) HOLMES FINANCING (NO. 4) PLC (registered in England and Wales No. 4167953) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "FOURTH ISSUER");

(6) HOLMES FINANCING (NO. 5) PLC (registered in England and Wales No. 4258785) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "FIFTH ISSUER");

(7) HOLMES FINANCING (NO. 6) PLC (registered in England and Wales No. 4359738) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "SIXTH ISSUER");

(8) HOLMES TRUSTEES LIMITED (registered in England and Wales No. 3982431) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "MORTGAGES TRUSTEE");

(9) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN in its capacity as seller under the Mortgage Sale Agreement (the "SELLER");

(10) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN in its capacity as cash manager under the Cash Management Agreement (the "CASH MANAGER", which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(11) ABBEY NATIONAL PLC, acting through its office at 21 Prescot Street, London E1 8AD in its capacity as account bank under the Bank Account Agreement (the "ACCOUNT BANK",


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                                       2

        which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement);

(12) ABBEY NATIONAL TREASURY SERVICES PLC acting through its office at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "FUNDING SWAP PROVIDER", which expression shall include such person and all other persons for the time being acting as the variable rate swap provider or providers and/or as the tracker rate swap provider or providers and/or as the fixed floating rate swap provider or providers pursuant to the Funding Swap Agreement);

(13) SPV MANAGEMENT LIMITED (registered in England and Wales No. 2548079) whose registered office is at 78 Canon Street, London EC4P 5LN (the "CORPORATE SERVICES PROVIDER", which expression shall include such person and all other persons for the time being acting as the corporate service provider or corporate service providers pursuant to the Corporate Services Agreement);

(14) CITIBANK N.A., LONDON BRANCH acting through its office at 336 Strand, London WC2R 1HB as start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee (the "FIRST START-UP LOAN PROVIDER") and as start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee (the "SECOND START-UP LOAN PROVIDER") which expressions shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the First Start-up Loan Agreement or as start-up loan provider pursuant to the Second Start-up Loan Agreement;

(15) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN as start-up loan provider pursuant to the Third Start-up Loan Agreement made on 23rd May, 2001 with Funding and the Security Trustee (the "THIRD START-UP LOAN PROVIDER"), as start-up loan provider pursuant to the Fourth Start-up Loan Agreement made on 5th July, 2001 with Funding and the Security Trustee (the "FOURTH START-UP LOAN PROVIDER"), as start-up loan provider to Funding pursuant to the Fifth Start-up Loan Agreement (the "FIFTH START-UP LOAN PROVIDER") and as start-up loan provider to Funding pursuant to the Sixth Start-up Loan Agreement (the "SIXTH START-UP LOAN PROVIDER"),which expression shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the Third Start-up Loan Agreement, as start-up loan provider pursuant to the Fourth Start-up Loan Agreement, as start-up loan provider pursuant to the Fifth Start-up Loan Agreement or as start-up loan provider pursuant to the Sixth Start-up Loan Agreement;

(16) THE ROYAL BANK OF SCOTLAND PLC acting through its office at Waterhouse Square, 138-142 Holborn, London EC1N 2TH in its capacity as Funding Liquidity Facility Provider (the "FUNDING LIQUIDITY FACILITY PROVIDER", which expression shall include such person and all other persons acting as the liquidity facility provider to Funding for the time being under the Funding Liquidity Facility Agreement); and

(17) JPMORGAN CHASE BANK, LONDON BRANCH whose principal office is at Trinity Tower, 9 Thomas More Street, London E1W 1YT (the "SECURITY TRUSTEE", which expression shall include such person and all other persons for the time being acting as the security trustee or security trustees pursuant to this Deed).

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                                       3

WHEREAS:

(A) Pursuant to the terms of the First Issuer Intercompany Loan Agreement, the First Issuer has agreed to make available the First Issuer Term Advances by way of term loans, upon and subject to the terms thereof.

(B) The Seller has agreed to assign the Initial Portfolio to the Mortgages Trustee (as trustee for the Seller and Funding) pursuant to the Mortgage Sale Agreement to be held on the terms of the Mortgages Trust Deed. The Seller may assign New Portfolios to the Mortgages Trustee after the Initial Closing Date. The consideration for such assignments includes payment of Deferred Consideration to the Seller by Funding.

(C) The Cash Manager has agreed to provide certain cash management services to Funding on the terms set out in the Cash Management Agreement.

(D) The Account Bank has agreed to provide certain banking services to Funding on the terms set out in the Bank Account Agreement.

(E) The Funding Swap Provider has agreed to provide a Variable Rate Swap, a Tracker Rate Swap and a Fixed-Floating Rate Swap to Funding on the terms set out in the Funding Swap Agreement.

(F) The Corporate Services Provider has agreed to provide certain corporate services to Funding on the terms set out in the Corporate Services Agreement.

(G) The First Start-Up Loan Provider has agreed to make available the First Start-Up Loan to Funding on the terms set out in the First Start-Up Loan Agreement.

(H) The Funding Liquidity Facility Provider has agreed to provide a liquidity facility to Funding on the terms set out in the Funding Liquidity Facility Agreement.

(I) Funding has agreed to provide security in respect of Funding's obligations under the Funding Agreements to which it is a party and under any New Intercompany Loan Agreement and associated agreements, subject to and in accordance with the terms thereof and hereof.

(J) Funding has agreed to provide the Security Trustee with the benefit of the security described in this Deed to secure Funding's obligations under the Funding Agreements, upon and subject to the terms hereof. The Security Trustee shall hold such security on trust for the benefit of the Funding Secured Creditors.

(K) Pursuant to the terms of the First Issuer Deed of Charge, the First Issuer will grant security to the Security Trustee (as Security Trustee for the First Issuer Secured Creditors) in and to all of its right, title, interest and benefit, present and future, under this Deed to secure the First Issuer's obligations to the First Issuer Secured Creditors upon and subject to the terms thereof.

(L) On 29th November, 2000, the Second Issuer and the Second Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the First Deed of Accession to the Funding Deed of Charge.


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                                       4

(M) On 23rd May, 2001, the Third Issuer and the Third Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Second Deed of Accession to the Funding Deed of Charge.

(N) On 5th July, 2001, the Fourth Issuer and the Fourth Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Third Deed of Accession to the Funding Deed of Charge.

(O) On 8th November, 2001, the Fifth Issuer and the Fifth Start-up Loan Provider acceded to the Funding Deed of Charge pursuant to the Fourth Deed of Accession to the Funding Deed of Charge.

(P) The Funding Secured Creditors have agreed to amend and restate the terms of the Funding Deed of Charge as set out herein and to agree consequential changes to the Funding Priority of Payments set out in
        PART I, PART II and PART III of SCHEDULE 3 herein.

NOW THIS DEED WITNESSES AS FOLLOWS:

1.      INTERPRETATION

1.1     DEFINITIONS

        The Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on ___ November, 2002 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 of the Amended and Restated Master Definitions and Construction Schedule.

1.2     CONSTRUCTION

        In this Deed, except where the context otherwise requires:

        (a) the terms of the First Issuer Intercompany Loan Agreement, the Amended and Restated Master Definitions and Construction Schedule and of any agreement in existence at the date hereof between the parties hereto in relation to any such documents are incorporated in this Deed to the extent required to ensure that any proposed disposition of the Funding Charged Property contained in this Deed is a valid disposition in accordance with
                Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989;

        (b) if the Security Trustee (acting reasonably) considers that an amount paid by Funding to a Funding Secured Creditor and/or the Security Trustee and/or the Receiver under or pursuant to the Funding Agreements or this Deed is capable of being avoided or otherwise set aside on the liquidation or administration of Funding or otherwise and that there is a reasonable prospect of such liquidation or administration occurring and of such payment being so avoided or set aside, then that amount shall not be considered to have been irrevocably paid for the purposes of this Deed; and


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                                       5

        (c) a reference in this Deed to any property, assets, undertakings or rights includes, unless the context otherwise requires, present and future property, assets, undertakings or rights.

2.      COVENANT TO PAY FUNDING SECURED OBLIGATIONS AND DISCHARGE SECURED
        LIABILITIES

        Funding covenants with and undertakes to the Security Trustee as trustee for the Funding Secured Creditors that it will, subject to the provisions of the Funding Agreements:

        (a) duly and punctually pay and discharge all monies and liabilities whatsoever which now are or at any time hereafter may (whether before or after demand) become due and payable to the Security Trustee (whether for its own account or as trustee for the Funding Secured Creditors) or any of the other Funding Secured Creditors by Funding, whether actually or contingently, under this Deed or any other of the Funding Agreements; and

        (b) observe, perform and satisfy all its other obligations and liabilities under this Deed and/or any of the Funding Agreements.

3.      FUNDING'S SECURITY

3.1     TRUST PROPERTY

        Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to CLAUSE 4 (Release of Funding Charged Property), hereby charges and assigns by way of security to the Security Trustee all of its right, title and interest in, to and under the Funding Share of the Trust Property (including without limitation all Scottish Trust Property, present and future, comprised therein), including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by it thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof, and all of its right, title and interest in, to and under the trust's declared and created payment to the Mortgages Trust Deed, TO HOLD the same unto the Security Trustee absolutely.

3.2     CONTRACTUAL RIGHTS

        Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to CLAUSE 4 (Release of Funding Charged Property), hereby assigns by way of security to the Security Trustee all of its right, title, benefit and interest in, to and under the Funding Agreements (other than this Deed) including all rights to receive payment of any amounts which may become payable to it thereunder and all payments received by it thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof, TO HOLD the same unto the Security Trustee absolutely.

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                                       6

3.3     ACCOUNTS

        Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to CLAUSE 4 (Release of Funding Charged Property), hereby charges by way of first fixed charge in favour of the Security Trustee all of its rights, interest and benefit, present and future, in and to all monies now or at any time hereafter standing to the credit of:

        (a)     the Funding GIC Account;

        (b)     the Funding Transaction Account; and

        (c)     the Funding Liquidity Facility Stand-by Account,

        and the debts represented by them together with all rights relating or attached thereto (including the right to interest), TO HOLD the same unto the Security Trustee absolutely.

3.4     AUTHORISED INVESTMENTS

        Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to CLAUSE 4 (Release of Funding Charged Property), hereby charges by way of security to the Security Trustee all of its right, title and interest in, to and under any Authorised Investment purchased using monies standing to the credit of the Funding Bank Accounts for the time being owned by it and all rights in respect of or ancillary to such Authorised Investments, TO HOLD the same unto the Security Trustee absolutely.

3.5     FLOATING CHARGE

        Funding, by way of first floating security for the payment or discharge of the Funding Secured Obligations, subject to CLAUSE 4 (Release of Funding Charged Property), hereby charges by way of first floating charge in favour of the Security Trustee the whole of its undertaking and all its property, assets and rights, whatsoever and wheresoever, both present and future other than any property or assets from time to time or for the time being the subject of fixed charges pursuant to CLAUSES 3.1 to 3.4 (inclusive) or otherwise effectively assigned by way of security (but excepting from the foregoing exclusion the undertaking, property, assets and rights of Funding situated in or governed by the law of Scotland, all of which are charged by the floating charge hereby created).

3.6     TITLE GUARANTEE

        Each of the dispositions of or charges over property effected in or pursuant to CLAUSES 3.1 TO 3.5 (inclusive) is made with full title guarantee (or, in relation to any rights or assets situated in or governed by the law of Scotland, with absolute warrandice).

3.7     NOTICE AND ACKNOWLEDGEMENT

        The execution of this Deed by each Funding Secured Creditor shall constitute notice to each of them of the assignment of all Funding's right, title, interest and benefit present and future in, to and under the agreements referred to in CLAUSE 3.2 (Contractual rights) and the execution of this Deed by each of the Funding Secured Creditors shall constitute an express acknowledgement by each of them of such conveyances, transfers, charges and assignments and other security interests made or granted by the foregoing provisions of this CLAUSE 3

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                                       7

        (Funding's Security) and CLAUSE 2 (Covenant to pay Funding Secured Obligations and Discharge Secured Liabilities) and each of the Funding Secured Creditors undertakes to the Security Trustee not to do anything inconsistent with the security given under or pursuant to this Deed or knowingly to prejudice the encumbrances in favour of the Security Trustee constituted hereunder or the Funding Charged Property provided that, without prejudice to CLAUSE 9 (Exercise of Certain Rights), nothing herein shall be construed as limiting the rights of any of the Funding Secured Creditors exercisable in accordance with and subject to the terms of any of the Transaction Documents.

3.8     INTIMATION TO MORTGAGES TRUSTEE

        Funding hereby intimates and gives notice to the Mortgages Trustee as trustee under and in terms of the Mortgages Trust Deed of the assignation in security made in terms of CLAUSE 3.1 (Trust Property) and the Mortgages Trustee by its execution of this Deed as such trustee immediately subsequent to the execution hereof by Funding consents to such assignation and acknowledges such intimation and notification thereof and confirms that as at the date hereof it has received no intimation of any other dealing with the Funding Share of the Trust Property or any part thereof except in accordance with the terms of the Transaction Documents.

3.9     SECURITY TRUSTEE'S DISCRETION

        Subject to CLAUSE 25.2 (Delegation), without prejudice to the rights of the Security Trustee after the security created under this Deed has become enforceable, Funding hereby authorises the Security Trustee, prior to the security created by this Deed becoming enforceable, to exercise, or refrain from exercising, all rights, powers, authorities, discretions and remedies of Funding under or in respect of the Funding Agreements referred to in CLAUSE 3.2 (Contractual Rights) in such manner as in its absolute discretion it shall think fit. For the avoidance of doubt, the Security Trustee shall not be required to have regard to the interests of Funding in the exercise or non-exercise of any such rights, powers, authorities, discretions and remedies or to comply with any direction given by Funding in relation thereto.

4.      RELEASE OF FUNDING CHARGED PROPERTY

4.1 RELEASE, REASSIGN OR DISCHARGE ON PAYMENT OR DISCHARGE OF FUNDING SECURED OBLIGATIONS

        On the irrevocable and unconditional payment or discharge (or any combination of the foregoing) of all the Funding Secured Obligations, the Security Trustee shall at the request and cost of Funding release, reassign or discharge all the relevant Funding Charged Property to, or to the order of, Funding.

4.2     DISPOSAL OF AUTHORISED INVESTMENTS

        On the making at any time by the Cash Manager on behalf of Funding of a disposal of any Authorised Investment charged pursuant to CLAUSE 3.4 (Authorised Investments), the Security Trustee shall, if so requested by and at the sole cost and expense (on an indemnity basis) of Funding, but without being responsible for any loss, costs, claims or liabilities whatsoever occasioned by so acting upon such request, release, reassign or discharge from the encumbrances constituted by or pursuant to this Deed the relevant Authorised Investments, provided that in the case of a disposal of an Authorised Investment, the proceeds of such disposal are paid by Funding into the Funding Bank Account from which the monies


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                                       8

        to make such Authorised Investment were originally drawn, subject to and in accordance with the provisions of the Funding Guaranteed Investment Contract, the Cash Management Agreement and this Deed.

5.      CONTINUANCE OF SECURITY

5.1     CONTINUING SECURITY

        Without prejudice to the generality of CLAUSE 2 (Covenant to Pay Funding Secured Obligations and Discharge Secured Liabilities), the charges and assignments contained in or granted pursuant to this Deed:

        (a) shall be without prejudice and in addition to any other security whatsoever which may be held by the Funding Secured Creditors or the Security Trustee on behalf of the Funding Secured Creditors from Funding or any other person for or in respect of the whole or part of the Funding Secured Obligations;

        (b) shall remain in force as continuing security for the Funding Secured Creditors notwithstanding any settlement of account or the existence at any time of a credit balance on any current or other account or any other act, event or matter whatsoever; and

        (c) are made for securing New Term Advances made by any New Issuer and Funding's obligations that may arise from time to time to any person (other than the First Issuer but including, without limitation, a New Funding Swap Provider, a New Start-up Loan Provider or an Additional Funding Liquidity Facility Provider) who (subject to the terms of the Transaction Documents) has delivered a duly completed Accession Undertaking to the Security Trustee in accordance with CLAUSE 5.5 (New Intercompany Loans) hereof, but not otherwise.

5.2     ACKNOWLEDGEMENT

        Funding hereby acknowledges the assignments, charges and other security interests made or granted by the foregoing provisions of this Deed and undertakes to the Security Trustee not to do anything inconsistent with the security given under or pursuant to this Deed or knowingly to prejudice the security granted to the Security Trustee pursuant to this Deed or the Funding Charged Property or the Security Trustee's interest therein.

5.3     DISCRETIONARY ENFORCEMENT

        Subject to the provisions of this Deed including, for the avoidance of doubt, CLAUSE 5.4 (Mandatory Enforcement), the Security Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against, or in relation to, Funding or any other party to any of the Funding Agreements to enforce their obligations under any of the Funding Agreements. Subject to the provisions of this Deed, at any time following service of an Intercompany Loan Enforcement Notice which has not been withdrawn, the Security Trustee may, at its discretion and without notice, take such steps as it may think fit to enforce the security created pursuant to this Deed.

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                                       9

5.4     MANDATORY ENFORCEMENT

        The Security Trustee shall not, and shall not be bound to, take any proceedings, actions or steps under or in connection with any of the Transaction Documents (including, without limitation, any steps to enforce the security constituted by this Deed) unless:

        (a) (i) it shall have been directed to do so by the relevant Issuers whose Term Advance(s) has or have the highest Term Advance Rating (the "PRINCIPAL ISSUERS" and the "PRINCIPAL TERM ADVANCES" respectively); provided that, if there is a conflict between the directions of the Principal Issuers, then the directions of those Principal Issuers (x) who have given the same directions and (y) the aggregate principal amount outstanding of whose Principal Term Advances is greater than the aggregate principal amount outstanding of the Principal Term Advances of the other Principal Issuers who have given other directions; or

        (ii) if there are no Term Advances outstanding, it shall have been directed to do so by the Funding Secured Creditor who ranks highest in the order or priority of payments set out in CLAUSE
                8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice); or

        (iii) it is required to do so under any express provision of this Deed; and

        (b) it shall have been indemnified to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may be or become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith, and the terms of such indemnity may include the provision of a fighting fund, non-recourse loan or other similar arrangement.

5.5     NEW INTERCOMPANY LOANS

        If Funding intends to enter into a New Intercompany Loan Agreement, then as a condition precedent thereto the relevant New Issuer, together with other relevant creditors (as determined by the Security Trustee) including any New Funding Swap Provider and any New Start-Up Loan Provider shall accede to the terms of this Deed by executing an Accession Undertaking in the form set out in SCHEDULE 2 (Accession Undertaking) to this Deed.

6.      DECLARATION OF TRUST

        Each of the Funding Secured Creditors declares the Security Trustee, and the Security Trustee hereby declares itself, trustee of all the covenants, undertakings, charges, assignments and other Security Interests made or given to it or to be made or given to it under or pursuant to the Funding Agreements and any Accession Undertaking for the Funding Secured Creditors, upon and subject to the terms and conditions of this Deed.

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                                       10

7.      FUNDING'S SHARE OF MORTGAGES TRUST AND RELATED MATTERS

7.1      FUNDING BANK ACCOUNTS

        At all times during the subsistence of the Funding Security, Funding shall:

        (a) save as otherwise provided in the Funding Agreements or unless the Security Trustee otherwise agrees in writing (and then only on such terms and in such manner as the Security Trustee may require) procure that the Funding Share Percentage of the Mortgages Trustee Available Revenue Receipts and any distribution of Principal Receipts to Funding under the Mortgages Trust shall be paid into the Funding GIC Account; and

        (b) not be entitled to withdraw or transfer from the Funding GIC Account any monies standing to the credit thereof or direct any payment to be made therefrom to any person without the Security Trustee's prior written consent.

7.2     WITHDRAWALS FROM FUNDING GIC ACCOUNT; AUTHORISED INVESTMENTS

(a) Funding covenants with the Security Trustee that the amounts standing to the credit of the Funding GIC Account may only be withdrawn in accordance with this CLAUSE 7.

(b) On any day during an Interest Period but prior to the issue of an Intercompany Loan Enforcement Notice, the Security Trustee shall consent to the transfer by the Cash Manager of monies from the Funding GIC Account to the Funding Transaction Account, only where such monies are to be applied to meet any amounts then due and payable by Funding or the Issuer to third parties, the Account Bank or the Issuer Account Bank in accordance with items (a)(ii), (a)(iii) and (c) of the Funding Pre-Enforcement Revenue Priority of Payments.

(c) On each Interest Payment Date prior to the issue of an Intercompany Loan Enforcement Notice, the Security Trustee shall consent to the transfer from the Funding GIC Account to the Funding Transaction Account of such amounts of Funding Available Principal Receipts and Funding Available Revenue Receipts as may be necessary on such date to be applied to meet Funding's payment obligations in accordance with the Funding Pre-Enforcement Revenue Priority of Payments and the relevant Funding Principal Priorities of Payments (as the same may be amended or varied from time to time).

(d) The Cash Manager may, prior to the service of an Intercompany Loan Enforcement Notice, make withdrawals from the relevant Funding Bank Account for the purposes of acquiring Authorised Investments. All amounts received in respect of the Authorised Investments (including earnings thereon) shall be deposited into the relevant Funding Bank Account from which they were originally drawn.

7.3     APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS

        On each Interest Payment Date prior to the service of an Intercompany Loan Enforcement Notice, the Security Trustee hereby authorises Funding or the Cash Manager in its place to make withdrawals of Funding Available Principal Revenues standing to the credit of the Funding Transaction Account and to apply such monies to repay principal due and payable by Funding under the Intercompany Loans in accordance with the provision set out in PART II of SCHEDULE 3 hereto.


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                                       11

7.4     APPLICATION OF FUNDING AVAILABLE REVENUE RECEIPTS

        On each Interest Payment Date prior to the service of an Intercompany Loan Enforcement Notice, the Security Trustee hereby authorises Funding or the Cash Manager in its place to withdraw Funding Available Revenue Receipts from the Funding Transaction Account and to apply such monies in accordance with the Funding Pre-Enforcement Revenue Priority of Payments set out in PART I of SCHEDULE 3 to this Deed.

7.5 APPLICATION OF FUNDING REVENUE RECEIPTS AND FUNDING PRINCIPAL RECEIPTS FOLLOWING ENTRY INTO A NEW INTERCOMPANY LOAN

(a) Without prejudice to the provisions of paragraph (b) of this CLAUSE 7.5, if any New Term Advances under any New Intercompany Loan Agreements are made available by any New Issuer to Funding in accordance with the terms of the Transaction Documents, then the parties to this Deed, together with any person (including any New Issuer, any New Swap Provider, any New Start-up Loan Provider and any Additional Funding Liquidity Facility Provider) entering into an Accession Undertaking shall set out the new Funding Priority of Payments accordingly in a schedule to the Accession Undertaking. The new Funding Priority of Payments so amended shall supersede those set out in PART I, PART II and PART III of SCHEDULE 3 to this Deed.

(b) If any New Term Advances under any New Intercompany Loan Agreements are made available by any New Issuer to Funding in accordance with the terms of the Transaction Documents, then, subject to the terms of this Deed and the relevant Scheduled Repayment Dates and permitted repayment dates of the Term Advances and the New Term Advances, the Funding Available Principal Receipts and Funding Available Revenue Receipts will be applied (after making payment ranking higher in the relevant Funding Priority of Payments to meet the revenue and principal repayments due first on the Term Advances with the highest Term Advance Rating, and thereafter on the Term Advances with the next highest Term Advance Rating, and so on, down to the Term Advances with the lowest Term Advance Rating.

8.      UPON ENFORCEMENT

8.1     PRIOR NOTIFICATION

        The Security Trustee shall, if reasonably practicable, give prior notification to the Seller of the Security Trustee's intention to enforce the security created by this Deed. However, the failure of the Security Trustee to provide such notification shall not prejudice the ability of the Security Trustee to enforce the security created by this Deed.

8.2     SERVICE OF INTERCOMPANY LOAN ENFORCEMENT NOTICE

        Subject to the provisions of the Transaction Documents (including, without limitation, CLAUSE 14.10 (Acceleration) of the Intercompany Loan Terms and Conditions), in the event that an Intercompany Loan Enforcement Notice has been served (and not withdrawn) by the Security Trustee on Funding, the Security Trustee shall as soon as is reasonable (which, in the case of a London Business Day, shall mean upon giving not less than three hours notice expiring during normal business hours) serve a copy of the Intercompany Loan Enforcement Notice on the Funding Secured Creditors.

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                                       12

8.3      CRYSTALLISATION

         From and including the date when the Security Trustee serves an Intercompany Loan Enforcement Notice (which has not been withdrawn) on
         Funding:

        (a) no amount may be withdrawn from the Funding Bank Accounts (which accounts shall be identified in the relevant Intercompany Loan Enforcement Notice) except with the prior written consent of the Security Trustee; and

        (b) if not already crystallised, any charge created by CLAUSE 3.5 (Floating Charge) which is a floating charge shall crystallise.

8.4 PRIORITIES OF PAYMENT-- AFTER SERVICE OF AN INTERCOMPANY LOAN ENFORCEMENT NOTICE

         All monies received or recovered by the Security Trustee (or a Receiver appointed on its behalf) following service of an Intercompany Loan Enforcement Notice shall be applied by the Security Trustee (save to the extent required otherwise by law) in the order of priority set out in PART III of SCHEDULE 3 hereto.

8.5     APPLICATION OF MONIES RECEIVED AFTER INTERCOMPANY LOAN ENFORCEMENT
        NOTICE

        Each Funding Secured Creditor undertakes (but in relation to the relevant Issuers, in relation to the Funding Charged Property only) to pay to the Security Trustee or the Receiver, as the case may be, all monies received or recovered by it (including by way of set-off or otherwise) subsequent to the service of an Intercompany Loan Enforcement Notice in order that such amounts can be applied in accordance with CLAUSE 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice).

8.6     LAW OF PROPERTY ACT 1925

        Sections 109(6) and (8) of the Law of Property Act 1925 (the "1925 Act") shall not apply in relation to a Receiver appointed under this Deed.

8.7     PETITION FOR ADMINISTRATION

        Following presentation of a petition for an administration order in relation to Funding, the Security Trustee shall, subject to being indemnified to its satisfaction in accordance with CLAUSE 5.4 (Mandatory Enforcement), appoint a Receiver in accordance with this Deed (who shall, to the extent permitted by law, be an administrative receiver) and the Security Trustee shall instruct the Receiver to attend at the hearing of the petition and take such steps as are necessary to prevent the appointment of an administrator. The Funding Secured Creditors shall co-operate and do all acts and enter into such further documents, deeds or agreements as the Security Trustee may deem necessary or desirable to ensure that an administration order is not made and that an administrative receiver is appointed.

8.8     ACKNOWLEDGEMENT OF FUNDING SECURED CREDITORS

        Without prejudice to the generality of CLAUSE 30.8 (Funding Secured Creditors), each of the Funding Secured Creditors hereby acknowledges and concurs with the provisions of CLAUSE 5.4 (Mandatory Enforcement) and CLAUSE 25.8 (Modification to Transaction Documents) and each of them agrees that it shall have no claim against the Security Trustee as a result of the application thereof.
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                                       13

8.9     ENFORCEMENT

        If the Security Trustee enforces the security created under this Deed at a time when either no amounts or not all amounts owing in respect of the Funding Secured Obligations have become due and payable, the Security Trustee (or a Receiver) may, for so long as no such amounts or not all such amounts have become due and payable, pay any monies referred to in CLAUSE 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice), as the case may be, into, and retain such monies in, an interest-bearing account (a "RETENTION ACCOUNT") to be held by it as security and applied by it in accordance with CLAUSE 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) as and when any of the amounts referred to therein become due and payable.

8.10    FUNDING LIQUIDITY FACILITY STAND-BY ACCOUNT

        After the service of an Intercompany Loan Enforcement Notice, all amounts standing to the credit of the Funding Liquidity Facility Stand-by Account will be applied in or towards payment of all amounts of principal and interest and any other amounts due or accrued due but unpaid to the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement.

9.      EXERCISE OF CERTAIN RIGHTS

9.1     NO ENFORCEMENT BY FUNDING AGAINST RELEVANT ISSUERS

        Funding undertakes to each of the Funding Secured Creditors (including the Security Trustee in its capacity as such under this Amended and Restated Funding Deed of Charge) that unless and until all amounts payable pursuant to the Funding Secured Obligations have been satisfied in full, it shall not:

        (a) take any steps or pursue any action whatsoever for the purpose of recovering any debts due or owing to it by any of the relevant Issuers; or

        (b) petition or procure the petitioning for the winding-up or administration of any of the relevant Issuers or the appointment of an administrative receiver in respect of any of the relevant Issuers.

9.2     NO ENFORCEMENT BY FUNDING SECURED CREDITORS

        Each of the Funding Secured Creditors (other than the Security Trustee and any Receiver) hereby agrees with Funding and the Security Trustee that:

        (a) only the Security Trustee may enforce the security created in favour of the Security Trustee by this Deed in accordance with the provisions hereof; and

        (b) it shall not take any steps for the purpose of recovering any of the Funding Secured Obligations (including, without limitation, by exercise any rights of set-off) or enforcing any rights arising out of the Transaction Documents against Funding or procuring the winding up, administration or liquidation of Funding in respect of any of its liabilities whatsoever,

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                                       14

        unless an Intercompany Loan Enforcement Notice shall have been served or the Security Trustee, having become bound to serve an Intercompany Loan Enforcement Notice, and/or having become bound to take any steps or proceedings to enforce the said security pursuant to this Deed, fails to do so within 30 days of becoming so bound and that failure is continuing (in which case each of such Funding Secured Creditors shall be entitled to take any such steps and proceedings as it shall deem necessary other than the presentation of a petition for the winding up of, or for an administration order in respect of, Funding).

9.3     KNOWLEDGE OF SECURITY TRUSTEE OF INTERCOMPANY LOAN EVENT OF DEFAULT

        The Security Trustee will not be deemed to have knowledge of the occurrence of an Intercompany Loan Event of Default unless the Security Trustee has received notice from a Funding Secured Creditor stating that an Intercompany Loan Event of Default has occurred and describing that Intercompany Loan Event of Default.

9.4     DISPOSAL OF FUNDING CHARGED PROPERTY

        Notwithstanding CLAUSE 12 (Security Trustee's Powers), if the Funding Security has become enforceable otherwise than by reason of a default in payment of any amount due on the Term AAA Advances (or, once the Term AAA Advances have been repaid in full, the Term Advances with the next highest Term Advance Rating or, once those Term Advances have been repaid in full, the Term Advances with the next highest Term Advance Rating (and so on down to the Term Advances with the lowest Term Advance Rating)), the Security Trustee will not be entitled to dispose of any of the Funding Charged Property unless either a sufficient amount would be realised to allow discharge in full of all amounts owing in respect of the Term AAA Advances, and once all of the Term AAA Advances have been repaid, the Term Advances with the next highest Term Advance Rating and, once all those Term Advances have been repaid, the Term Advances with the next highest Term Advance Rating (and so on down to the Term Advances with the lowest Term Advance Rating), or the Security Trustee is of the opinion, which shall be binding on the Funding Secured Creditors, reached after considering at any time and from time to time the advice of any financial or such other professional advisers selected by the Security Trustee for the purpose of giving such advice, that the cash flow prospectively receivable by Funding will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of Funding, to discharge in full in due course all amounts owing in respect of the Term AAA Advances (or, once the Term AAA Advances have been repaid in full, the Term Advances with the next highest Term Advance Rating or, once those Term Advances have been repaid in full, the Term Advances with the next highest Term Advance Rating (and so on down to the Term Advances with the lowest Term Advance Rating)). The fees and expenses of the aforementioned financial adviser or such other professional adviser selected by the Security Trustee shall be paid by Funding.

10.     GENERAL COVENANTS AND WARRANTIES

10.1    FUNDING ACCOUNTS

        Funding hereby undertakes that, for so long as any Funding Secured Obligations remain outstanding, it shall not (without the consent of the Security Trustee):

        (a) open or maintain any bank account or deposit account with any bank or any other financial institution other than the Funding Bank Accounts; or


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                                       15

        (b)     close the Funding Bank Accounts,

        other than in accordance with the Bank Account Agreement and this Deed.

10.2    CONSENTS

        Funding hereby represents and warrants to the Security Trustee (for itself and on trust for the other Funding Secured Creditors) that, save for registration of certain of the Transaction Documents with the Registrar of Companies in accordance with the provisions of Chapter I of
        Part XII of the Companies Act 1985, no authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation and no payment of any duty or tax and no other action whatsoever is necessary to ensure the validity, legality or enforceability of the liabilities and obligations of Funding or the rights of the Funding Secured Creditors and the Security Trustee in respect of Funding under this Deed.

10.3    REGISTRAR OF COMPANIES

        Funding undertakes to the Funding Secured Creditors to file or procure the filing with the Registrar of Companies pursuant to Chapter I of Part XII of the Companies Act 1985 of duly completed Forms 395 together with an executed original of this Deed within 21 days after the date of this Deed.

10.4    DISPOSALS

        Save as provided for in the Transaction Documents, Funding undertakes not to dispose of, by one or more transactions or series of transactions (whether related or not and whether involuntary or voluntary), the whole or any part of the Funding Charged Property.

10.5    UNITED STATES ACTIVITIES

        Funding represents and covenants that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles.

10.6    ADDITIONAL FUNDING LIQUIDITY FACILITY

        (a) If the rating of the short-term unsecured, unguaranteed and unsubordinated debt obligations of the Seller fall below A-1 by Standard & Poor's, P-1 by Moody's and F-1 by Fitch, then Funding (unless otherwise agreed with the Rating Agencies and the Security Trustee) here covenants that it will enter into an additional liquidity facility agreement for an amount of not less than (pound)30,000,000 (the "ADDITIONAL FUNDING LIQUIDITY FACILITY AGREEMENT" and the facility made available thereunder the "ADDITIONAL FUNDING LIQUIDITY FACILITY"). The provider of the Additional Funding Liquidity Facility (the "ADDITIONAL FUNDING LIQUIDITY FACILITY PROVIDER") will be a bank the short-term unsecured, unguaranteed and unsubordinated debt obligations of which are rated at least A-1+ by Standard & Poor's, P-1 by Moody's and F-1+ by Fitch, unless otherwise agreed by the Rating Agencies and the Security Trustee.

        (b) The terms of the Additional Funding Liquidity Facility Agreement will permit Funding to make drawings only if (i) an Insolvency Event occurs in relation to the

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                                       16

                Seller and (ii) no Intercompany Loan Enforcement Notice has been served and not withdrawn by the Security Trustee, in order to pay interest on the Term Advances and amounts ranking in priority to interest on the Term Advances (but excluding amounts required to cure any Principal Deficiency recorded on the Principal Deficiency Ledger) in the Funding Pre-Enforcement Revenue Priority of Payments. The other terms of the Additional Funding Liquidity Facility Agreement will be agreed at the time, if ever, that Funding is required to enter into that Agreement, subject to the prior approval of the Rating Agencies and the Security Trustee.

        (c) The Additional Funding Liquidity Facility Provider will accede to the terms of the this Deed and all payments due to the Additional Funding Liquidity Facility Provider will rank in priority to payments of interest and principal on the Term Advances, and will rank pro rata and pari passu with amounts due to the Funding Liquidity Facility Provider. By entering into this Deed or, as the case may be, any Accession Undertaking, each Funding Secured Creditor hereby acknowledges and agrees to the proposed entry by Funding into the Additional Funding Liquidity Facility Agreement and to the proposed accession of the Additional Funding Liquidity Facility Provider to the terms of this Deed on the terms described above.

10.7    ADDITIONAL POSITIVE COVENANTS

        Funding covenants and undertakes with the Security Trustee for the benefit of the Funding Secured Creditors as follows:

        (a) to cause to be prepared and certified by its auditors in respect of each Financial Year accounts in such form as will comply with relevant legal and accounting requirements for the time being;

        (b) at all times to keep or procure the keeping of proper books of account and records and allow the Security Trustee and any person or persons appointed by the Security Trustee to whom Funding shall have no reasonable objection free access to such books of account and records at all times during normal business hours upon reasonable notice in writing provided that such inspection shall only be for the purposes of carrying out its duties under this Deed and any information so obtained shall only be used and passed on to any other person for the purpose of the Security Trustee carrying out its duties under this Deed;

        (c) to give notice in writing to the Security Trustee of the occurrence of any Intercompany Loan Event of Default, Potential Intercompany Loan Event of Default and/or service of an Intercompany Loan Enforcement Notice (which has not been served by the Security Trustee) (such notice to be effective by the delivery of a copy of the Intercompany Loan Enforcement Notice to Security Trustee) immediately upon becoming aware thereof and without waiting for the Security Trustee to take any further action;

        (d) give to the Security Trustee (i) within seven days after demand by the Security Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Year and in any event not later than the date required by statute to file or publish (whichever is earlier) such audited accounts after the end of each such Financial Year a certificate signed by two directors of Funding to the effect that as at a date not more than seven days before delivering such certificate (the "CERTIFICATION DATE") there did not exist

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                                       17

                and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Intercompany Loan Event of Default or any Potential Intercompany Loan Event of Default (or if such then exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate Funding has complied, to the best of their knowledge and belief, with all its obligations contained in this Deed and each of the other Funding Agreements or (if such is not the case) specifying the respects in which it has not so complied;

        (e) at all times to execute all such further documents and do all such further acts and things as may in the reasonable opinion of the Security Trustee be necessary at any time or times to give effect to the terms and conditions of this Deed and the other Funding Agreements;

        (f) at all times to comply with the obligations and provisions binding upon it under and pursuant to this Deed and the other Funding Agreements; and

        (g) duly and promptly to pay and discharge all Taxes imposed upon it or its assets unless such Taxes are, in the opinion of the Security Trustee, being contested in good faith by Funding.

11.     SECURITY TRUSTEE AND EVENTS OF DEFAULT

11.1    SECURITY TRUSTEE RIGHTS AND OBLIGATIONS

        For the period commencing upon the service of an Intercompany Loan Enforcement Notice and terminating upon the notification to the Funding Secured Creditors by the Security Trustee that all Funding Secured Obligations have been satisfied in full:

        (a) all payments under or arising from this Deed shall be made to the Security Trustee or to its order (except as otherwise provided for in this Deed);

        (b) save as otherwise expressly provided in this Deed, all rights or remedies provided for by this Deed or available at law or in equity to the Funding Secured Creditors are exercisable by the Security Trustee;

        (c) save as otherwise expressly provided in this Deed, all rights to compel performance of the Transaction Documents are exercisable by the Security Trustee; and

        (d) all payments in respect of the Funding Secured Obligations shall operate in satisfaction pro tanto of Funding's covenants to the Funding Secured Creditors.

11.2    FUNDING SECURED CREDITOR OBLIGATIONS

        For the avoidance of doubt, this CLAUSE 11 (Security Trustee and Events of Default) shall not impose any obligation on the Security Trustee to perform any of the obligations of the Funding Secured Creditors under this Deed. The Funding Secured Creditors shall remain liable to perform such obligations.

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                                       18

12.     SECURITY TRUSTEE'S POWERS

12.1    ENFORCEABLE

        Without prejudice to the provisions of CLAUSES 8.6 (Law of Property Act
        1925) and 13.1 (Appointment), (i) the security created under this Deed shall become immediately enforceable and (ii) the power of sale and other powers conferred by Section 101 of the 1925 Act, as varied or amended by this Deed, shall, in accordance with CLAUSE 11.1 (Security Trustee Rights and Obligations), be exercisable by the Security Trustee, in each case at any time following service of an Intercompany Loan Enforcement Notice or, if there are no Term Advances outstanding, following a default in payment of any other Funding Secured Obligations on its due date.

12.2    AMOUNTS DUE

        All amounts owing under the Funding Secured Obligations shall become due for the purposes of Section 101 of the 1925 Act and the statutory power of sale and of appointing a Receiver which are conferred on the Security Trustee under the 1925 Act (as varied or extended by this Deed) and all other powers shall be deemed to arise immediately after execution of this Deed but shall only become enforceable in accordance with CLAUSE
        12.1 (Enforceable) above. For the avoidance of doubt, the Security Trustee shall not be required to have regard to the interests of Funding in the exercise of its rights, powers, authorities, discretions and remedies under this Deed.

12.3    POWER OF SALE

        Section 103 of the 1925 Act shall not apply in relation to any of the charges contained in this Deed and the statutory power of sale (as extended by this Deed) and all other powers shall be exercisable at any time after service of an Intercompany Loan Enforcement Notice.

12.4    LAW OF PROPERTY ACT 1925

        The provisions of the 1925 Act relating to the power of sale and the other powers conferred by Section 101(1) and (2) are hereby extended in relation to Funding (as if such extensions were contained therein) to authorise the Security Trustee at its absolute discretion at any time following service of an Intercompany Loan Enforcement Notice:

        (a) to make demand in the name of the Funding Secured Creditors or in its own right for any monies and liabilities in respect of the Funding Charged Property;

        (b) to sell the Funding Charged Property (subject to, in respect of the Funding Share of the Trust Property, CLAUSE 14 of the Mortgages Trust Deed), and to do so for any shares, debentures or other securities whatsoever, or in consideration of an agreement to pay all or part of the purchase price at a later date or dates, or an agreement to make periodical payments, whether or not the agreement is secured by an Encumbrance or a guarantee, or for such other consideration whatsoever as the Security Trustee may think fit, and also to grant any option to purchase, and to effect exchanges of, any of the Funding Charged Property (and nothing shall preclude any such disposal being made to a Funding Secured Creditor);

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                                       19

        (c) with a view to or in connection with the sale of the Funding Charged Property, to carry out any transaction, scheme or arrangement which the Security Trustee may, in its absolute discretion, consider appropriate;

        (d) to insure the Funding Charged Property against such risks and for such amounts as the Security Trustee may consider prudent; and

        (e) to do all or any of the things or exercise all or any of the powers which are mentioned or referred to in CLAUSE 13.6 (Powers of the Receiver of Funding) as if each of them was expressly conferred on the Security Trustee by this Deed and which may not be included in PARAGRAPHS (a) to (d) above.

12.5    DELEGATION TO RECEIVER

        In addition and without prejudice to any of its statutory powers, the Security Trustee may at any time by deed delegate to the Receiver all or any of the extended powers of leasing, surrendering or accepting surrenders of leases conferred on the Security Trustee by this Deed.

12.6    ADDITIONAL POWERS

        The Security Trustee shall have the power to insure against any liabilities or obligations arising:

        (a) as a result of the Security Trustee acting or failing to act in a certain way (other than which may arise from its negligence or wilful default or that of its officers or employees);

        (b) as a result of any act or failure to act by any person or persons to whom the Security Trustee has delegated any of its trusts, rights, powers, duties, authorities or discretions, or appointed as its agent (other than which may arise from such person's negligence or wilful default);

        (c)     in connection with the Funding Charged Property; or

        (d) in connection with or arising from the enforcement of the security created by this Deed.

        The Security Trustee shall not be under any obligation to insure in respect of such liabilities and/or obligations or require any other persons to maintain insurance, but to the extent that it does so, Funding shall quarterly and on written request pay all insurance premiums and expenses which the Security Trustee may properly incur in relation to such insurance. If Funding fails to reimburse the Security Trustee, the Security Trustee shall be entitled to be indemnified out of the Funding Charged Property in respect thereof, and in the case of an Intercompany Loan Enforcement Notice having been served, the indemnification of all such insurance premiums and expenses shall be payable in priority to payments to the Funding Secured Creditors and otherwise in accordance with this Deed.

12.7    AUTHORISED INVESTMENTS

        Any monies which under the trusts of this Deed ought to or may be invested by the Security Trustee after the service of an Intercompany Loan Enforcement Notice may be invested in the name or under the control of the Security Trustee in any Authorised Investments and the Security Trustee may at any time vary or transfer any of such Authorised Investments for or into other such Authorised Investments as the Security Trustee at its absolute discretion may determine, and shall not be responsible (save where any loss results from the Security Trustee's fraud, wilful default or negligence or that of its officers or employees) for any loss occasioned by reason of any such investments whether by depreciation in value or otherwise, provided that such Authorised Investments were made in accordance with the foregoing provisions.

12.8    SCOTTISH TRUST PROPERTY

        Without prejudice to the foregoing provisions of this CLAUSE 12 (Security Trustee's Powers) and CLAUSE 14 of the Mortgages Trust Deed, Funding and the Mortgages Trustee hereby covenant and agree with and undertake to the Security Trustee that if at any time after the security constituted by or pursuant to this Deed shall have become enforceable the Security Trustee or any Receiver shall so require, they will join together in directing the Seller to sell or dispose of all or any part of the Scottish Trust Property on terms previously approved by the Security Trustee and/or in causing the trusts constituted by any Scottish Trust Deed to be wound up or performed and they will take all such actions and execute all such documents as may be necessary to effect such sale or disposal or winding-up or performance and the distribution or transfer of the Scottish Trust Property or any part thereof in accordance with the terms of each Scottish Trust Deed, the Mortgages Trust Deed and this Deed. The Seller and the Mortgages Trustee hereby acknowledge and consent to the foregoing as trustee and beneficiary respectively in terms of each Scottish Trust Deed.

13.     RECEIVER

13.1    APPOINTMENT

        On the service of an Intercompany Loan Enforcement Notice on Funding the Security Trustee may appoint, by writing or by deed, such person or persons (including an officer or officers of the Security Trustee) as the Security Trustee thinks fit to be a Receiver of the Funding Charged Property or any part thereof and, in the case of an appointment of more than one person, to act together or independently of the other or others. In the event that there is the presentation of a petition to the court for an administration order and such presentation is notified to the Funding Secured Creditors, the Funding Secured Creditors shall forthwith notify the Security Trustee.

13.2    REMOVAL AND REPLACEMENT

        Except as otherwise required by statute, the Security Trustee may by writing or by deed remove a Receiver and appoint another in its place or to act with a Receiver and the Security Trustee may apply to the court for an order removing an administrative receiver.

13.3    EXTENSION OF APPOINTMENT

        The exclusion of any part of the Funding Charged Property from the appointment of the Receiver shall not preclude the Security Trustee from subsequently extending its appointment (or that of the Receiver replacing it) to that part of the Funding Charged Property or appointing another Receiver over any other part of the Funding Charged Property.


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                                       21

13.4    AGENT OF FUNDING

        The Receiver shall be the agent of Funding and Funding alone shall be responsible for the Receiver's contracts, engagements, acts, omissions, misconduct, negligence or default and for liabilities incurred by it and in no circumstances whatsoever shall the Security Trustee be in any way responsible for or incur any liability in connection with its contracts, engagements, acts, omissions, misconduct, negligence or default, and if a liquidator of Funding shall be appointed, the Receiver shall act as principal and not as agent for the Security Trustee. Notwithstanding the generality of the foregoing, such Receiver shall in the exercise of its powers, authorities and discretions conform to the regulations (if any) from time to time made and given in writing by the Security Trustee.

13.5    REMUNERATION

        The remuneration of the Receiver shall be fixed by the Security Trustee and may be or include a commission calculated by reference to the gross amount of all monies received or otherwise and may include remuneration in connection with claims, actions or proceedings made or brought against the Receiver by Funding or any other person or the performance or discharge of any obligation imposed upon it by statute or otherwise) but subject to CLAUSE 8.4 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) and SCHEDULE 3 such remuneration shall be payable hereunder by Funding alone, and the amount of such remuneration shall be paid in accordance with the terms and conditions of the manner agreed from time to time between the Receiver, the Security Trustee and the Funding Secured Creditors.

13.6    POWERS OF THE RECEIVER OF FUNDING

        The Receiver of Funding, in addition to any powers conferred on an administrative receiver, receiver, manager or receiver and manager by statute or common law, shall have the following powers:

        (a) to take possession of, get in and collect the Funding Charged Property (or such part thereof in respect of which it may be appointed) or any part thereof including income whether accrued before or after the date of its appointment;

        (b) to carry on, manage, concur in or authorise the management of, or appoint a manager of, the whole or any part of the business of Funding;

        (c) to sell, exchange, license, surrender, release, disclaim, abandon, return or otherwise dispose of or in any way whatsoever deal with the Funding Charged Property (subject, in the case of the Funding Share of the Trust Property, to CLAUSE 14 of the Mortgages Trust Deed) or any interest in that Funding Charged Property or any part thereof for such consideration (if any) and upon such terms (including by deferred payment or payment by instalments) as it may think fit and to concur in any such transaction;

        (d) to sell or concur in selling the whole or any part of Funding's business whether as a going concern or otherwise;

        (e) to sell on condition and to grant rights and options over the whole or any part of the Funding Charged Property and (with or without consideration) to rescind, surrender or disclaim or accept or agree to accept surrenders or disclaimers of agreements

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                                       22

                relating to or affecting any of the Funding Charged Property in such circumstances, to such persons (including, without limitation, to the Security Trustee), for such purposes and upon such terms whatsoever as it may think fit and also to vary the terms of any contract affecting any of the Funding Charged Property;

        (f) in connection with the exercise or the proposed exercise of any of its powers or in order to obtain payment of its remuneration (whether or not it is already payable), to borrow or raise monies from any person, including the Security Trustee, without security or on the security of any of the Funding Charged Property and generally in such manner and on such terms as it may determine;

        (g) to bring, defend, submit to arbitration, negotiate, compromise, abandon and settle any claims, disputes and proceedings concerning the Funding Charged Property or any part thereof;

        (h) to transfer all or any of the Funding Charged Property and/or any of the liabilities to any other company or body corporate, whether or not formed or acquired for the purpose and to form a subsidiary or subsidiaries of Funding;

        (i) to insure, protect, maintain, repair, alter, improve, replace, exploit, add to and develop or concur in so doing the Funding Charged Property or any part thereof in any manner and for any purpose whatsoever;

        (j) to redeem, discharge or compromise any Encumbrance from time to time having priority to or ranking pari passu with this Deed;

        (k) to appoint, dismiss, engage or vary the terms of employment of any employees, managers, agents or advisers of Funding upon such terms as to remuneration and otherwise and for such periods as it may determine;

        (l) in connection with the exercise of any of its powers, to execute or do, or cause or authorise to be executed or done, on behalf of or in the name of Funding or otherwise, as it may determine, all documents, receipts, registrations, acts or things which it may consider appropriate;

        (m) to exercise any powers, discretions, voting, conversion or other rights or entitlements in relation to any of the Funding Charged Property or incidental to the ownership of or rights in or to any of the Funding Charged Property and to complete or effect any transaction entered into by Funding and complete, disclaim, abandon or modify all or any of the outstanding contracts or arrangements of Funding relating to or affecting the Funding Charged Property;

        (n) to exercise all powers as are described in Schedule 1 to the Insolvency Act 1986, whether or not the Receiver is an "administrative receiver" as defined in that Act;

        (o) generally to carry out, or cause or authorise to be carried out, any transaction, scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Funding Charged Property which it may consider expedient as effectually as if it were solely and absolutely entitled to the Funding Charged Property;


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                                       23

        (p) to delegate its powers by way of power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed on the terms (including the power to sub-delegate) and subject to any regulations which such Receiver may think fit and such Receiver shall not be liable or responsible in any way to the relevant Issuers or the Security Trustee for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate;

        (q) to call up or require the directors of Funding to call up all or any portion of the uncalled capital for the time being of Funding and to enforce payment of any call by action (in the name of Funding or the Receiver as may be thought fit);

        (r)     in addition:

                (i) to do all other acts and things which it may consider desirable or necessary for realising any Funding Charged Property or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed; and

                (ii) to exercise in relation to any Funding Charged Property all the powers, authorities and things which it would be capable of exercising if it were the absolute beneficial owner of the same, and may use the name of Funding for any of the above purposes;
                and

        (s) to pay and discharge out of the profits and income of the Funding Charged Property the expenses incurred in the exercise of any of the powers conferred by this CLAUSE 13.6 (Powers of the Receiver of Funding) or otherwise in respect of such Funding Charged Property and all outgoings which it shall think fit to pay and to apply the residue of the said profits, income or monies in the manner provided by CLAUSE 8.3 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) and SCHEDULE 3, as the case may be.

        The Security Trustee may pay over to the Receiver any monies constituting part of the Funding Charged Property to the intent that the same may be applied for the purposes referred to in CLAUSE 8.3 (Priorities of Payment - After Service of an Intercompany Loan Enforcement Notice) and SCHEDULE 3 by such Receiver and the Security Trustee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of its duties as such Receiver.

14.     PROTECTION OF THIRD PARTIES

14.1    ENQUIRY

        No purchaser from, or other person dealing with, the Security Trustee or a Receiver shall be concerned to enquire whether any of the powers exercised or purported to be exercised has arisen or become exercisable, whether the Funding Secured Obligations remain outstanding or have become payable, whether the Receiver is authorised to act or as to the propriety or validity of the exercise or purported exercise of any power; and the title of such a purchaser and the position of such a person shall not be impeachable by reference to any of those matters and the protections contained in Sections 104 to 107 of the 1925 Act shall apply to any person purchasing from or dealing with a Receiver or the Security Trustee.

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                                       24

14.2    RECEIPTS

        The receipt of the Security Trustee or the Receiver shall be an absolute and a conclusive discharge to a purchaser or such other person and shall relieve it of any obligation to see to the application of any monies paid to or by the direction of the Security Trustee or the Receiver.

15.     PROTECTION OF SECURITY TRUSTEE AND RECEIVER

15.1    LIABILITY

        Neither the Security Trustee nor the Receiver of Funding shall be liable to Funding, in the absence of wilful default or negligence on their part or that of their employees or officers or breach by the Security Trustee of its obligations under this Deed, in respect of any loss or damage which arises out of the exercise or the attempted or purported exercise of or failure to exercise any of their respective powers.

15.2    POSSESSION

        Without prejudice to the generality of CLAUSE 15.3 (Mortgagee in possession), entry into possession of the Funding Charged Property shall not render the Security Trustee or the Receiver of that company liable to account as mortgagee or creditor in possession. If and whenever the Security Trustee or the Receiver enters into possession of the Funding Charged Property, it shall be entitled at any time to go out of such possession.

15.3    MORTGAGEE IN POSSESSION

        Neither the Security Trustee nor the other Funding Secured Creditors shall, by reason of any assignment or other security made under this Deed, be or be deemed to be a mortgagee or creditor in possession nor shall they take any action (other than, in the case of the other Funding Secured Creditors, with the Security Trustee's prior written consent) which would be likely to lead to the Funding Secured Creditors or the Security Trustee becoming a mortgagee or creditor in possession in respect of any property referred to in this Deed. The Security Trustee, in its absolute discretion, may at any time, serve a written notice on the Funding Secured Creditors requiring the Funding Secured Creditors from the date such notice is served to obtain the Security Trustee's prior written consent before taking any action which would be likely to lead to the Funding Secured Creditors or the Security Trustee becoming a mortgagee or creditor in possession in respect of any property referred to in this Deed.

16.     EXPENSES AND INDEMNITY

16.1    EXPENSES

        Funding covenants with the Security Trustee to reimburse or pay to the Security Trustee and any Receiver of Funding (on the basis of a full indemnity) the amount of all costs (including legal costs), charges and expenses (including insurance premiums) properly incurred or sustained by the Security Trustee or the Receiver (including, for the avoidance of doubt, any such costs, charges and expenses arising from any act or omission of, or proceedings involving, any third person) in connection with:

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                                       25

        (a) the exercise or the attempted exercise, or the consideration of the exercise by or on behalf of the Security Trustee or the Receiver of any of the powers of the Security Trustee or the Receiver, and the enforcement, preservation or attempted preservation of this Deed (or any of the charges contained in or granted pursuant to it) or any of the Funding Charged Property or any other action taken by or on behalf of the Security Trustee or the Receiver with a view to or in connection with the recovery by the Security Trustee or the Receiver of the Funding Secured Obligations; or

        (b) the carrying out of any other act or matter which the Security Trustee or the Receiver may reasonably consider to be necessary for the preservation or benefit of the Funding Charged Property and which Funding is required to do pursuant to any of the Transaction Documents to which it is a party but which it has not done.

16.2    INDEMNITY

        Funding agrees to indemnify the Security Trustee and the Receiver of Funding, on an after-Tax basis, from and against all losses, actions, claims, costs (including legal costs), expenses (including insurance premiums), demands and liabilities whether in contract, tort, delict or otherwise now or hereafter properly sustained or incurred by the Security Trustee or the Receiver or by any person for whose liability, act or omission the Security Trustee or the Receiver may be answerable, in connection with anything done or omitted to be done under or pursuant to this Deed (including without limitation in accordance with CLAUSE 8.7 (Petition for Administration) or any other Transaction Document to which such entity is a party, or in the exercise or purported exercise of the powers herein contained, or occasioned by any breach by Funding of any of its covenants or other obligations to the Security Trustee, or in consequence of any payment in respect of the Funding Secured Obligations (whether made by Funding, a relevant Issuer or a third person) being declared void or impeached for any reason whatsoever, save where the same arises as the result of the fraud, negligence, wilful misconduct or wilful default or breach of the terms of this Deed by the Security Trustee or the Receiver or their respective officers or employees.

16.3    TAXES

        All sums payable by Funding under this Deed are deemed to be exclusive of any amount in respect of VAT. If, pursuant to any provision of this Deed, the Security Trustee or the Receiver of Funding makes any taxable or deemed taxable supply to Funding, then Funding shall pay to the Security Trustee or the Receiver of Funding (as the case may be) (in addition to the consideration for the supply) an amount equal to the VAT charged in respect of such taxable or deemed taxable supply against production of a valid VAT invoice.

        If the Security Trustee or the Receiver of Funding shall make any payment for a taxable or deemed taxable supply to it pursuant to or in connection with this Deed and any such payment shall bear VAT which is Irrecoverable VAT, Funding shall indemnify the Security Trustee or the Receiver of Funding (as the case may be) on demand for an amount equal to such Irrecoverable VAT so far as it has not been taken into account in computing the amount of any payment made by Funding to the Security Trustee or the Receiver of Funding under any other indemnity contained in this Deed.

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                                       26

16.4    INTEREST

        All sums payable by Funding under CLAUSE 16.1 (Expenses), CLAUSE 16.2 (Indemnity), CLAUSE 16.3 (Taxes) or CLAUSE 26 (Remuneration of the Security Trustee) shall be payable on demand and:

        (a) in the case of payments actually made by the Security Trustee prior to the demand, shall carry interest at the rate per annum, which is one per cent. per annum higher than the mean base rate from time to time of the Reference Banks from the date of the same being demanded to the date of actual payment (provided that such demand shall be made on a Business Day, otherwise interest shall be payable from the second Business Day following the date of the demand to the date of actual payment); and

        (b) in all other cases, shall carry interest at such rate from the date 14 days after the date of the same being demanded or (where the demand specifies that payment by the Security Trustee will be made on an earlier date provided such earlier date is a Business Day) from such earlier date (not being earlier than the date of such demand) to the date of actual payment.

        Any amounts payable pursuant to CLAUSES 26.1 (Remuneration) and 26.2 (Increased Remuneration) shall carry interest at the aforesaid rate from the due date thereof to the date of actual payment.

17.     PROTECTION OF CHARGES

        Funding further covenants with and undertakes to the Security Trustee from time to time (notwithstanding that the Security Trustee may not have served an Intercompany Loan Enforcement Notice) upon demand to execute, at Funding's cost, any document or do any act or thing (other than any amendment hereto) which the Security Trustee or the Receiver may specify acting reasonably:

        (a) with a view to registering or perfecting any charge or security created or intended to be created by or pursuant to this Deed (including the perfecting of the conversion of any floating charge to a fixed charge subject to CLAUSES 18.1 (Notice) or
                18.2 (Automatic Crystallisation)) subject to first having obtained all necessary consents; or

        (b) with a view to facilitating the exercise or the proposed exercise of any of their powers or duties or the realisation of any of the Funding Charged Property; or

        (c) with a view to protecting the Encumbrances created by or pursuant to this Deed.

18.     CRYSTALLISATION

18.1    NOTICE

        In addition and without prejudice to any other event resulting in a crystallisation of the floating charges created by this Deed or any other right the Security Trustee may have, the Security Trustee may, at any time if:

        (a) a Funding Potential Intercompany Loan Event of Default has occurred; or

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                                       27

        (b) it believes that the Funding Charged Property or any part thereof is in danger of being seized or sold under any form of distress, execution or diligence levied or is otherwise in jeopardy or;

        (c) if any circumstance shall occur which in the reasonable opinion of the Security Trustee prejudices, imperils, threatens or is likely to do any of the foregoing in respect of the security created by this Deed, by notice in writing to Funding declare that the floating charges hereby created shall be converted into first specific fixed charges over the undertaking, property and assets as the Security Trustee considers to be in jeopardy and as the Security Trustee may specify in the notice.

18.2    AUTOMATIC CRYSTALLISATION

        In addition and without prejudice to any other event resulting in a crystallisation of the floating charge contained herein shall automatically be converted into fixed charges over:

        (a) all property, assets or undertaking of Funding, subject to the floating charge, if and when:

                (i) any of the events referred to in CLAUSE 15.5 (Insolvency) or CLAUSE 15.6 (Creditors Process) of the Intercompany Loan Terms and Conditions occurs; or

                (ii)    a Intercompany Loan Event of Default occurs; and

        (b) any property, assets or undertaking of Funding, which become subject to an Encumbrance in favour of any person other than the Security Trustee or which is/are the subject of a sale, transfer or other disposition, in either case, contrary to the covenants and undertakings contained in the Transaction Documents, immediately prior to such Encumbrance arising or such sale, transfer or other disposition being made.

18.3    FAILURE OF PETITION FOR ADMINISTRATION OR WINDING-UP

        If any petition for the administration or winding-up of Funding is dismissed or withdrawn or a resolution for winding-up Funding is not passed by the necessary majority, then without prejudice to any rights exercisable otherwise than in consequence of the presentation of such petition or resolution and subject to anything done in the meantime in pursuance of the powers given by this Deed and subject to the provisions contained in this Deed as to costs charges and expenses incurred and payments made, possession of the Funding Charged Property will be restored to Funding, and Funding and all persons concerned will be remitted to their original rights provided that the Security Trustee is satisfied that its security position at that time is not materially different to that as at the date of this Deed.

19.     POWER OF ATTORNEY, ETC.

19.1    EXECUTION OF POWER OF ATTORNEY

        Immediately upon execution of this Deed, Funding shall execute and deliver to the Security Trustee the Power of Attorney in or substantially in the form set out in SCHEDULE 1. For the

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                                       28

        avoidance of doubt, the Security Trustee confirms that it may only exercise the powers conferred under the Power of Attorney in the circumstances set out in PARAGRAPH 1 of the Power of Attorney.

19.2    FUNDING CHARGED PROPERTY ON TRUST

        To the extent permitted to do so under the Transaction Documents, for the purpose of giving effect to this Deed, Funding hereby declares that, after service of an Intercompany Loan Enforcement Notice, it will hold all of its Funding Charged Property (subject to the right of redemption) upon trust to convey, assign or otherwise deal with such Funding Charged Property in such manner and to such person as the Security Trustee shall direct pursuant to this Deed, and declares that it shall be lawful for the Security Trustee to appoint a new trustee or trustees of the Funding Charged Property in place of Funding.

20.     OTHER SECURITY, ETC.

20.1    NO MERGER

        The charges contained in or created pursuant to this Deed are in addition to, and shall neither be merged in, nor in any way exclude or prejudice any other Encumbrance, right of recourse, set off or other right whatsoever which the Security Trustee or any Funding Secured Creditor may now or at any time hereafter hold or have (or would apart from this Deed or any charge contained or created pursuant to this Deed hold or have) as regards any of Funding or any other person in respect of the Funding Secured Obligations, and neither the Security Trustee nor any Funding Secured Creditor shall be under any obligation to take any steps to call in or to enforce any security for the Funding Secured Obligations, and shall not be liable to Funding for any loss arising from any omission on the part of the Security Trustee or any Funding Secured Creditor to take any such steps or for the manner in which the Security Trustee or any Funding Secured Creditor shall enforce or refrain from enforcing any such security.

20.2    CONSOLIDATION

        Section 93 of the 1925 Act shall not apply in relation to any of the charges contained in this Deed.

20.3    RULING OFF

        If the Security Trustee receives notice of any Encumbrance affecting the Funding Charged Property in contravention of the provisions hereof:

        (a) the Security Trustee may open a new account in the name of Funding and, if it does not, it shall nevertheless be deemed to have done so at the time it received such notice; and

        (b) all payments made by Funding to the Security Trustee after the Security Trustee receives such notice shall be credited or deemed to have been credited to the new account, and in no circumstances whatsoever shall operate to reduce the Funding Secured Obligations as at the time the Security Trustee received such notice.

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                                       29

20.4    CHANGE OF NAME, ETC.

        This Deed shall remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Security Trustee or Funding or any amalgamation or consolidation by the Security Trustee or Funding, with any other corporation (whether, in the case of Funding, permitted under the Transaction Documents or not).

21.     AVOIDANCE OF PAYMENTS

21.1    NO RELEASE

        No assurance, security or payment which may be avoided or adjusted under the law, including under any enactment relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Security Trustee or any Funding Secured Creditor on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee or any Funding Secured Creditor to recover the Funding Secured Obligations from Funding (including any monies which it may be compelled to pay or refund under the provisions of the Insolvency Act 1986 and any costs payable by it pursuant to or otherwise incurred in connection therewith) or to enforce the charges contained in this Deed to the full extent of the Funding Secured Obligations.

21.2    RETENTION OF CHARGES

        If the Security Trustee shall have reasonable grounds for believing that Funding may be insolvent or deemed to be insolvent pursuant to the provisions of the Insolvency Act 1986 (and production of a solvency certificate of a duly authorised officer of Funding shall be prima facie evidence of the solvency of the relevant company) as at the date of any payment made by that company to the Security Trustee and that as a result, such payment may be capable of being avoided or clawed back, the Security Trustee shall be at liberty to retain the charges contained in or created pursuant to this Deed until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Funding Secured Obligations notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Security Trustee on, or as a consequence of, such payment or discharge of liability provided that, if at any time within such period, a petition shall be presented to a competent court for an order for the winding up or the making of an administration order in respect of Funding, or if Funding shall commence to be wound up or to go into administration or any analogous proceedings shall be commenced by or against Funding, as the case may be, the Security Trustee shall be at liberty to continue to retain such security for such further period as the Security Trustee may determine and such security shall be deemed to continue to have been held as security for the payment and discharge to the Security Trustee of all Funding Secured Obligations.

22.     SET-OFF

        The Security Trustee may at any time following the service of an Intercompany Loan Enforcement Notice without notice and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any existing accounts of Funding whether in its own name or jointly with others and held by it or any Funding Secured Creditor and may set-off or transfer all or any part of any credit balance or any sum standing to the credit of any such account (whether or not the same is due to Funding from the Security Trustee or relevant Funding Secured Creditor and whether or not the credit balance and the account in

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                                       30

        debit or the Funding Secured Obligations are expressed in the same currency in which case the Security Trustee is hereby authorised to effect any necessary conversions at its prevailing rates of exchange) in or towards satisfaction of any of the Funding Secured Obligations and may in its absolute discretion estimate the amount of any liability of Funding which is contingent or unascertained and thereafter set-off such estimated amount and no amount shall be payable by the Security Trustee to Funding unless and until all Funding Secured Obligations have been ascertained and fully repaid or discharged.

23.     EXECUTION OF DOCUMENTS

        Any document required to be executed as a deed by the Security Trustee under or in connection with this Deed shall be validly executed if executed as a deed by a duly authorised attorney of the Security Trustee.

24.     PROVISIONS SUPPLEMENTAL TO THE TRUSTEE ACT 1925

24.1    POWERS OF SECURITY TRUSTEE

        By way of supplement to the Trustee Act 1925 it is expressly declared as follows:

        (a) the Security Trustee may in relation to this Deed or any of the other Transaction Documents act on the opinion or advice of, or a certificate or any information obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, accountant or other expert in the United Kingdom or elsewhere, whether obtained by the Security Trustee or any Receiver, and shall not be responsible for any loss occasioned by so acting;

        (b) any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, facsimile reproduction or in any other form and the Security Trustee shall not be liable for acting in good faith on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic provided that such error or lack of authenticity is not manifest;

        (c) the Security Trustee shall (save as expressly otherwise provided in this Deed or any of the other Transaction Documents) as regards all rights, powers, authorities and discretions vested in it by this Deed or any of the other Transaction Documents, or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof;

        (d) the Security Trustee shall be at liberty to place this Deed and all deeds and other documents relating to this Deed with any bank or banking company, or lawyer or firm of lawyers believed by it to be of good repute, in any part of the world, and the Security Trustee shall not be responsible for or be required to insure against any loss incurred in connection with any such deposit and Funding shall pay all sums required to be paid on account of or in respect of any such deposit;

        (e) the Security Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of monies). The Security Trustee shall not be responsible for any misconduct on the part of any person

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                appointed by it in good faith hereunder or be bound to supervise the proceedings or acts of any such persons;

        (f) where it is necessary or desirable for any purpose in connection with this Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Deed or required by law) be converted at such rate or rates in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Security Trustee in its absolute discretion but having regard to current rates of exchange if available and the Security Trustee shall not be liable for any loss occasioned by the said conversion under this PARAGRAPH (f);

        (g) subject to CLAUSE 25.5 (Consent of Security Trustee), any consent given by the Security Trustee for the purposes of this Deed or any of the other Transaction Documents may be given on such terms and subject to such conditions (if any) as the Security Trustee thinks fit and, notwithstanding anything to the contrary contained in this Deed or any of the other Transaction Documents, may be given retrospectively;

        (h) the Security Trustee shall be entitled to rely upon a certificate, reasonably believed by it to be genuine, of Funding or any other person in respect of every matter and circumstance for which a certificate is expressly provided for under this Deed or the other Transaction Documents and to call for and rely upon a certificate of Funding or any other person reasonably believed by it to be genuine as to any other fact or matter prima facie within the knowledge of Funding or such person as sufficient evidence thereof and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so;

        (i) the Security Trustee shall be entitled to rely upon any document, reasonably believed by it to be genuine, provided to it by Funding, the Mortgages Trustee or the Cash Manager in respect of every matter and circumstance prima facie within the knowledge of Funding, the Mortgages Trustee or the Cash Manager and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so;

        (j) the Security Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Security Trustee assigned by the Security Trustee to administer its corporate trust matters unless it shall be proved that the Security Trustee was negligent in ascertaining the pertinent facts;

        (k) no provision of this Deed or any other Transaction Document shall require the Security Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers or otherwise in connection with this Deed or any other Transaction Document (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it; and

        (l) the Security Trustee shall not (unless and to the extent ordered to do so by a court of competent jurisdiction) be required to disclose to any Funding Secured Creditor any

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                                       32

                information made available to the Security Trustee by Funding in connection with the trusts of this Deed or the Transaction Documents and no Funding Secured Creditor shall be entitled to take any action to obtain from the Security Trustee any such information.

24.2    REPRESENTATIONS AND WARRANTIES, ETC.

        The Security Trustee shall not be responsible for any recitals or statements or warranties or representations of any party (other than the Security Trustee) contained herein or in any other Transaction Document or any other document entered into in connection therewith and shall assume the accuracy and correctness thereof and shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of any such agreement or other document or any trust or security thereby constituted or evidenced. The Security Trustee may accept without enquiry, requisition or objection such title as Funding may have to the Funding Charged Property or any part thereof from time to time and shall not be required to investigate or make any enquiry into the title of Funding to the Funding Charged Property or any part thereof from time to time whether or not any default or failure is or was known to the Security Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Funding Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of Funding, and the Security Trustee shall not at any time have any responsibility for the same and each Funding Secured Creditor shall not rely on the Security Trustee in respect thereof.

24.3    PERFECTION

        The Security Trustee shall not be bound to give notice to any person of the execution of this Deed nor shall it be liable for any failure, omission or defect in perfecting the security intended to be constituted hereby including, without prejudice to the generality of the foregoing:

        (a) failure to obtain any licence, consent or other authority for the execution of the same;

        (b) failure to register the same in accordance with the provisions of any of the documents of title of Funding to any of the Funding Charged Property; and

        (c) failure to effect or procure registration of or otherwise protect any of the Transaction Documents by registering the same under any registration laws in any territory, or by registering any notice, caution or other entry prescribed by or pursuant to the provisions of the said laws.

24.4    ENFORCEABILITY, ETC.

        The Security Trustee shall not be responsible for the genuineness, validity or effectiveness of any of the Transaction Documents or any other documents entered into in connection therewith or any other document or any obligations or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted by or pursuant to this Deed or any of the other Transaction Documents, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court and (without prejudice to the generality of the foregoing)


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        the Security Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

        (a)     the nature, status, creditworthiness or solvency of Funding;

        (b) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of this Deed or any other Transaction Document relating to the Funding Charged Property or any other document entered into in connection therewith;

        (c) the registration, filing, protection or perfection of any security relating to this Deed or the other Transaction Documents relating to the Funding Charged Property or the priority of the security thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

        (d) the scope or accuracy of any representations, warranties or statements made by or on behalf of Funding or any other person or entity at any time provided in any Transaction Document relating to the Funding Charged Property or in any document entered into in connection therewith;

        (e) the performance or observance by Funding or any other person with any provisions of this Deed or any other Transaction Document relating to the Funding Charged Property or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

        (f) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with the Funding Charged Property;

        (g)     the title of Funding to any of the Funding Charged Property;

        (h) the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to this Deed or other documents entered into in connection herewith;

        (i) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of this Deed or any other document;

        (j) the failure to prevent, whether by act or omission, a fixed charge granted under this Deed from becoming a floating charge; or

        (k) any other matter or thing relating to or in any way connected with this Deed or the Funding Charged Property or any document entered into in connection therewith whether or not similar to the foregoing.

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                                       34

24.5    NO SUPERVISION

        The Security Trustee shall be under no obligation to monitor or supervise the functions of the Account Bank under the Bank Account Agreement or of any other person under or pursuant to any of the other Transaction Documents.

24.6    NO LIABILITY

        The Security Trustee shall not be liable or responsible for any loss, cost, damage, expense or inconvenience which may result from anything done or omitted to be done by it under this Deed or under any of the other Transaction Documents save where the same arises as a result of the Security Trustee's fraud, wilful default or negligence.

24.7    CONCLUSIVE AND BINDING DETERMINATIONS

        The Security Trustee as between itself and the Funding Secured Creditors shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Deed and the other Transaction Documents and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall bind the Security Trustee and the Funding Secured Creditors.

24.8    USE OF PROCEEDS

        The Security Trustee shall not be responsible for the receipt or application by Funding of the proceeds of any Term Advance or any Start-up Loan.

24.9    NO INDEMNITY

        None of the provisions of this Deed shall, in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as security trustee under this Deed, having regard to the provisions of this Deed and any of the other Transaction Documents to which the Security Trustee is a party conferring on the Security Trustee any powers, authorities or discretions, relieve or indemnify the Security Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Deed.

24.10   DEFICIENCY OR ADDITIONAL PAYMENT

        The Security Trustee shall have no responsibility whatsoever to any Funding Secured Creditor as regards any deficiency or additional payment, as the case may be, which might arise because the Security Trustee is subject to any Tax in respect of the Funding Charged Property or any part thereof or any income therefrom or any proceeds thereof or is required by law to make any withholding or deduction from any payment to any Funding Secured Creditor.

25.     SUPPLEMENTAL PROVISIONS REGARDING THE SECURITY TRUSTEE

25.1    ASSUMPTION OF NO DEFAULT

        Except as herein otherwise expressly provided, the Security Trustee shall be and is hereby authorised to assume without enquiry, and it is hereby declared to be the intention of the

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        Security Trustee that it shall assume without enquiry, that Funding and each of the other parties thereto is duly performing and observing all the covenants and provisions contained in this Deed and the other Transaction Documents and on its part to be performed and observed and that no event has occurred which constitutes a Potential Intercompany Loan Event of Default or Intercompany Loan Event of Default or which would cause a right or remedy to become excisable, whether by Funding or the Security Trustee, under or in respect of any of the Transaction Documents.

25.2    DELEGATION

        The Security Trustee may, in the execution of all or any of the trusts, powers, authorities and discretions vested in it by this Deed or any of the other Transaction Documents, act by responsible officers or a responsible officer for the time being of the Security Trustee. The Security Trustee may also, whenever it thinks expedient in the interests of the Funding Secured Creditors, whether by power of attorney or otherwise, delegate to any person or persons all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by this Deed or any of the other Transaction Documents. Any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Security Trustee may think fit in the interests of the Funding Secured Creditors or any of them, provided that the Security Trustee shall have exercised reasonable care in the selection of such delegate and, where a power to sub-delegate has been given, shall oblige the delegate to exercise reasonable care in the selection of any sub-delegate. The Security Trustee shall not be bound to supervise the proceedings of, or be responsible for any loss incurred by any misconduct or default on the part of, such delegate or sub-delegate. The Security Trustee shall give prompt notice to Funding of the appointment of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice of the appointment of any sub-delegate to Funding.

25.3    COMMERCIAL TRANSACTIONS

        The Security Trustee shall not, and no director, officer or employee of any corporation being a Security Trustee hereof shall by reason of the fiduciary position of the Security Trustee be in any way precluded from making any commercial contracts or entering into any commercial transactions with Funding, an Issuer, Holdings or any subsidiary of Holdings, an Issuer or any other party to the Transaction Documents, whether directly or through any subsidiary or associated company, or from accepting the trusteeship of any other debenture stock, debentures or securities of Funding, any Issuer, Holdings or any subsidiary of Holdings, any Issuer or any other party to the Transaction Documents, and without prejudice to the generality of these provisions, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending monies upon or making payments in respect of or any stock, shares, debenture stock, debentures or other securities of Funding, any Issuer, Holdings or any subsidiary of Holdings, any Issuer or any other party to the Transaction Documents or any contract of banking or insurance with Funding, any Issuer, Holdings or any subsidiary of Holdings, any Issuer or any other party to the Transaction Documents and neither the Security Trustee nor any such director, officer or employee shall be accountable to any Funding Secured Creditor or to Funding or any Issuer for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions, and the Security Trustee and any such director, officer or employee shall also be at liberty to retain the same without accounting therefor.

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25.4    ADDITIONAL POWERS

        The powers conferred by this Deed upon the Security Trustee shall be in addition to any powers which may from time to time be vested in it by general law.

25.5    DUTIES AND RESPONSIBILITIES OF SECURITY TRUSTEE

        The Security Trustee has no duties or responsibilities except those expressly set out in this Deed or in the Transaction Documents.

25.6    CONSENT OF SECURITY TRUSTEE

        If a request is made to the Security Trustee to give its consent to any event, matter or thing, then:

        (a) if any Transaction Document specifies that the Security Trustee is required to give its consent to that event, matter or thing if certain specified conditions are satisfied in relation to that event, matter or thing, then the Security Trustee shall give its consent to that event, matter or thing upon being satisfied acting reasonably that those specified conditions have been satisfied; and

        (b) in any other case, the Security Trustee may give its consent to that event, matter or thing if the event, matter or thing is not, in its opinion acting reasonably, materially prejudicial to the interests of the Funding Secured Creditors.

25.7    INTERESTS OF FUNDING SECURED CREDITORS

        Where the Security Trustee is required to have regard to the interests of any Funding Secured Creditor, the Security Trustee may consult with such Funding Secured Creditor and may rely on the opinion of such Funding Secured Creditor as to whether any act, matter or thing is or is not in the interests of, or materially prejudicial to the interests of, such Funding Secured Creditor.

25.8    MODIFICATION TO TRANSACTION DOCUMENTS

        The Security Trustee may from time to time and at any time without any consent or sanction of the Funding Secured Creditors concur with any person in making or sanctioning any modification:

        (a) to any of the Transaction Documents which in the opinion of the Security Trustee it may be expedient to make, provided that the Security Trustee is of the opinion acting reasonably that such modification will not be materially prejudicial to the interests of the Funding Secured Creditors or, if it is not of that opinion in relation to any Funding Secured Creditor, such Funding Secured Creditor has given its written consent to such modification;

        (b) to any of the Transaction Documents which in the Security Trustee's opinion is made to correct a manifest error or is of a formal, minor or technical nature;

        (c) to any of the Transaction Documents provided the Rating Agencies confirm that as a result of such modification there will not be any adverse effect on the then current ratings by the Rating Agencies of the existing Notes of any Issuer; or

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        (d)     to any of the Transaction Documents which it may be necessary to make or which are required by the Rating Agencies in respect of any Additional Liquidity Facility Agreement that Funding is required to enter into pursuant to CLAUSE 10.6 of this Deed.

        Any such modification shall be binding on the Funding Secured Creditors and, unless the Security Trustee otherwise agrees, notice thereof shall be given by Funding to the Funding Secured Creditors as soon as practicable thereafter. Each of the Funding Secured Creditors agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or requested by the other party at the other party's expense to establish, maintain and protect the rights and remedies of the other party and carry out and effect the intent and purpose of this CLAUSE 25.7 (Modifications to Transaction Documents).

25.9    AUTHORISATION OR WAIVER OF BREACH

        Subject to CLAUSE 15.10 (Acceleration) of the Intercompany Loan Terms and Conditions, the Security Trustee may, without the consent of the Funding Secured Creditors, without prejudice to its right in respect of any further or other breach, from time to time and at any time, but only if and in so far as in its opinion the interests of the Funding Secured Creditors will not be materially prejudiced thereby or, if it is not of that opinion acting reasonably in relation to any Funding Secured Creditor, such Funding Secured Creditor has given its written consent thereto, authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any proposed or actual breach of any of the covenants or provisions contained in or arising pursuant to any of the Transaction Documents. Any such authorisation or waiver shall be binding on the Funding Secured Creditors and, unless the Security Trustee otherwise agrees, notice thereof shall be given by Funding to the Funding Secured Creditors as soon as practicable thereafter.

26.     REMUNERATION OF THE SECURITY TRUSTEE

26.1    REMUNERATION

(a) Funding shall (subject as hereinafter provided) pay to the Security Trustee annually a fee of such amount and payable on such dates as shall from time to time be agreed by Funding and the Security Trustee. All such remuneration shall be payable in accordance with the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, the Funding Post Enforcement Priority of Payments. Such remuneration shall accrue from day to day and be payable up to and including the date when all of the Funding Secured Obligations have been paid or discharged and the Security Trustee has released, reassigned and/or discharged the Funding Charged Property as provided in CLAUSE 4 (Release of Funding Charged Property).

(b) Funding shall pay to the Security Trustee an amount equal to the amount of any VAT chargeable in respect of its remuneration under this Deed subject to the Security Trustee's issuing to Funding a proper VAT invoice in respect thereof.

26.2    INCREASED REMUNERATION

        In the event of a Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default occurring or in the event of the Security Trustee finding it expedient or being required to undertake any duties outside the scope of the normal duties of the Security

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        Trustee under this Deed, the rate of remuneration in force immediately prior thereto shall be increased by such amount as shall be agreed between Funding and the Security Trustee, such increased remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable up to and including the date when all the Funding Secured Obligations have been paid or discharged and the Security Trustee has released, reassigned and/or discharged the Funding Charged Property as provided in CLAUSE 4 (Release of Funding Charged Property).

26.3    DISPUTES

        In the event of the Security Trustee and Funding failing to agree upon the amount of any remuneration from time to time pursuant to CLAUSE 26.1 (Remuneration) or to agree in a case to which CLAUSE 26.2 (Increased Remuneration) above applies upon whether such duties are outside the scope of the normal duties of the Security Trustee hereunder or upon the amount of such additional remuneration, such matters shall be determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Security Trustee and approved by Funding or, failing such approval, nominated by the President for the time being of the Law Society of England and Wales, the expenses being involved in such nomination and the fees of such merchant bank being payable by Funding and the Security Trustee in such proportion as the merchant bank shall direct, and the decision of any such merchant bank shall be final and binding on Funding and the Security Trustee.

26.4    EXPENSES

        In addition to remuneration hereunder, Funding shall on written request, pay (on an indemnity basis) all other costs, charges and expenses which the Security Trustee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed and any of the other Transaction Documents to which the Security Trustee is a party including but not limited to travelling and legal expenses and any stamp, issue, registration, documentary and other Taxes (other than Taxes on its income, profits or gains) or duties paid or payable by the Security Trustee in connection with any action taken or contemplated by or on behalf of the Security Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Deed or any of the other Transaction Documents.

26.5    INDEMNITY

        Without prejudice to the right of indemnity by law given to trustees, Funding shall indemnify the Security Trustee, on an after Tax basis, in respect of all proceedings (including claims and liabilities in respect of taxes other than on its own overall net income), claims and demands and all costs, charges, expenses (including, without prejudice to the generality of the foregoing, legal and travelling expenses), and liabilities to which it (or any person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by or pursuant to this Deed and any of the other Transaction Documents to which the Security Trustee is a party) may be or become liable or which may be properly incurred by it (or any such person as aforesaid) in the execution or purported execution of any of its trusts, powers, authorities and discretions hereunder or its functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to this Deed and any of the other Transaction Documents to which the Security Trustee is a party shall be entitled to be indemnified out of the Funding Charged Property in respect thereof, save where the same arises as a result of the fraud, negligence or wilful default by the Security Trustee or

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        breach by the Security Trustee of the terms of this Deed, its officers or employees. The Security Trustee shall not be entitled to be indemnified twice in respect of the same matter pursuant to this Clause and the indemnity contained in CLAUSE 16.2 (Indemnity) of this Deed.

26.6    SURVIVAL

        Unless otherwise specifically stated in any discharge of this Deed, the provisions of CLAUSES 16 (Expenses and Indemnity) and 26 (Remuneration of the Security Trustee) shall continue in full force and effect notwithstanding such discharge.

26.7    STAMP DUTIES

        Funding shall, to the extent permitted by applicable United Kingdom law, pay all stamp duties and other duties or taxes of a similar nature, including for the avoidance of doubt any duty levied under the Stamp Act 1891 as amended and supplemented, (if any) payable on or arising out of or in consequence of:

        (a) the creation of the security constituted by or pursuant to this Deed; and

        (b) the execution and delivery of this Deed and documents executed pursuant hereto and the other Funding Agreements (except where the obligation to pay all stamp duties and other duties or taxes of a similar nature is expressed to be the obligation of a person other than Funding).

27.     APPOINTMENT OF NEW SECURITY TRUSTEE AND REMOVAL OF SECURITY TRUSTEE

27.1    POWERS OF FUNDING

(a) The power of appointing a new Security Trustee and removing the Security Trustee or any new Security Trustee shall be vested in Funding but such appointment or removal must be approved by each of the Funding Secured Creditors (such approval not to be unreasonably withheld or delayed). A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof. Any appointment of a new Security Trustee and any retirement of an existing Security Trustee hereof shall as soon as practicable thereafter be notified by Funding to the Funding Secured Creditors.

(b) Any new Security Trustee must (i) meet the requirements of section 26(a)(1) of the US Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the US Securities Act of 1933, as amended) of any relevant Issuer or of any person involved in the organisation or operation of any relevant Issuer; (iii) not offer or provide credit or credit enhancement to any relevant Issuer; and (iv) execute an agreement or instrument concerning the Notes containing provisions to the effect set forth in section 26(a)(3) of the US Investment Company Act of 1940.

27.2    POWERS OF SECURITY TRUSTEE

        Notwithstanding the provisions of CLAUSE 27.1 (Powers of Funding), the Security Trustee may (as attorney for Funding) upon giving prior notice to Funding but without the consent of Funding or the Funding Secured Creditors appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Security Trustee:

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        (a)     if the Security Trustee reasonably considers such appointment to be in the interests of the Funding Secured Creditors (or any of them); or

        (b) for the purposes of conforming to any legal requirement, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed or any Funding Charged Property is or is to be located; or

        (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this Deed or any of the other Transaction Documents to which the Security Trustee is a party or obligations arising pursuant thereto or any of the security constituted by or pursuant to this Deed.

        Funding hereby irrevocably appoints the Security Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Deed or any of the other Transaction Documents to which the Security Trustee is a party) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Security Trustee by this Deed or any of the other Transaction Documents to which the Security Trustee is a party) and such duties and obligations as shall be conferred or imposed on it by the instrument of appointment. The Security Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Security Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Security Trustee.

27.3    MULTIPLE TRUSTEES

        Whenever there shall be more than two trustees hereof, the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Deed and any of the other Transaction Documents in the Security Trustee generally.

28.     RETIREMENT OF SECURITY TRUSTEE

        Any trustee for the time being of this Deed may retire at any time upon giving not less than three months' prior notice in writing to Funding without assigning any reason therefor and without being responsible for any costs resulting from such retirement. The retirement or removal of any trustee shall not become effective unless there remains at least one trustee hereof being a trust corporation in office upon such retirement or removal. Funding covenants that, in the event of a trustee (being a sole trustee or the only trust corporation) giving notice under this Clause or being removed as referred to in CLAUSE 27.1 (Powers of Funding) it shall use its best endeavours to procure a new trustee of this Deed (being a trust corporation) to be appointed as soon as reasonably practicable thereafter (for the avoidance of doubt, in the same terms as this Deed). If within 60 days of having given notice of its intention to retire, Funding has failed to appoint a replacement Security Trustee, the outgoing Security Trustee will be entitled to appoint its successor (provided that such successor is acceptable to the Rating Agencies and will agree to the terms of this Deed).

29.     NOTICES AND DEMANDS

29.1    SERVICE OF NOTICES

        Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent to the addresses given in CLAUSE 29.2 by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched, (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a Business Day or on the next Business Day if delivered thereafter or on a day which is not a Business Day or (in the case of first class post) when it would be received in the ordinary course of the post.

29.2    ADDRESS

        The addresses referred to in this CLAUSE 29.2 (Address) are as follows:

        (a) in the case of Funding, to Holmes Funding Limited c/o Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (facsimile number 020 7612 4319) for the attention of The Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 126), 201 Grafton Gate East, Milton Keynes, MK9 1AN (facsimile number 01908 343 019) for the attention of the Securitisation Team, Business Relationship Management;

        (b) in the case of the First Issuer, Second Issuer, Third Issuer, Fourth Issuer, Fifth Issuer and Sixth Issuer, to, respectively:
                Holmes Financing (No. 1) PLC, Holmes Financing (No. 2) PLC, Holmes Financing (No. 3) PLC, Holmes Financing (No. 4) PLC, Holmes Financing (No. 5) PLC or Holmes Financing (No. 6) PLC, c/o Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (facsimile number (44) 20 7612 4319) for the attention of the Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 126), 201 Grafton Gate East, Milton Keynes MK9 1AN (facsimile number (44) 1908 343 019) for the attention of Securitisation Team, Business Relationship Management;

        (c) in the case of the Mortgages Trustee, to Holmes Trustees Limited to c/o Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (facsimile number 020 7612 4319) for the attention of The Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 126), 201 Grafton Gate East, Milton Keynes, MK9 1AN (facsimile number 01908 343 019) for the attention of the Securitisation Team, Business Relationship Management;

        (d) in the case of the Cash Manager, to Abbey National plc, Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (facsimile number 020 7612 4319) for the attention of The Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 126), 201 Grafton Gate East, Milton Keynes, MK9 1AN (facsimile number 01908 343 019) for the attention of Securitisation Team, Business Relationship Management;

        (e) in the case of the Account Bank, to Abbey National plc, 21 Prescot Street, London E1 8AD (facsimile number 020 7612 5088) for the attention of Head of Subsidiary Banking;

        (f) in the case of the Security Trustee, to JPMorgan Chase Bank, Trinity Tower, 9 Thomas More Street, London E1W 1YT attention Manager, Trust Administration (facsimile number 020 7777 5410);

        (g) in the case of the First Start-Up Loan Provider or Second Start-Up Loan Provider to Citibank N.A., London Branch, 336 Strand, London WC2R 1HB (facsimile number 020 7500 2262) for the attention of Nigel Kilvington;

        (h) in the case of the Third Start-Up Loan Provider, Fourth Start-Up Loan Provider, Fifth Start-Up Loan Provider or Sixth Start-Up Loan Provider to Abbey National plc, Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (facsimile number
                (44) 20 7612 4319) for the attention of the Company Secretary;

        (i) in the case of the Corporate Services Provider, to SPV Management Limited, 78 Cannon Street, London EC4P 5LN (facsimile number 020 7220 7819) for the attention of Martin McDermott;

        (j) in the case of the Funding Liquidity Facility Provider, to The Royal Bank of Scotland plc, Waterhouse Square, 138-142 Holborn, London EC1N 2TH (facsimile number 020 7427 9915) for the attention of Hugh Riddlesdell/Stuart Smith;

        (k) in the case of the Funding Swap Provider, to Abbey National Treasury Service PLC, Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (facsimile no.: 020 7612 4319) for the attention of the Company Secretary;

        (l) in the case of Moody's, to Moody's Investor Services, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number 020 7772
                5400) for the attention of [Nick Lindstrom], Asset Backed
                Finance;

        (m) in the case of S&P, to Standard & Poor's, Garden House,18 Finsbury Circus, London EC2M 7NJ (facsimile number 020 7826
                3598) for the attention of the Structured Finance Surveillance Group; and

        (n) in the case of Fitch, to Fitch Ratings Limited, Eldon House, 2 Eldon Street, London EC2M 7UA (facsimile number: 020 7417 6262) for the attention of European Structured Finance,

        or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this CLAUSE 29.

30.     FURTHER PROVISIONS

30.1    EVIDENCE OF INDEBTEDNESS

        In any action, proceedings or claim relating to this Deed or the charges contained in this Deed, a statement as to any amount due to any Funding Secured Creditor or of the Funding Secured Obligations or any part thereof or a statement of any amounts which have been notified to the Security Trustee as being amounts due to any Funding Secured Creditor which is certified as being correct by an officer of the Security Trustee or an officer of the relevant Funding Secured Creditor shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

30.2    RIGHTS CUMULATIVE, WAIVERS

        The respective rights of the Security Trustee, the Funding Secured Creditors and any Receiver are cumulative, and may be exercised as often as they consider appropriate and are in addition to their respective rights under the general law. The respective rights of the Security Trustee, the Funding Secured Creditors and any Receiver in relation to this Deed (whether arising under this Deed or under the general law) shall not be capable of being waived or varied otherwise than by express waiver or variation in writing and, in particular, any failure to exercise or any delay in exercising any such rights shall not operate as a variation or waiver of that or any other such right; any defective or partial exercise of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

30.3    INVALIDITY OF ANY PROVISION

        If any of the provisions of this Deed become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

30.4    LIABILITY

        All the liabilities and obligations of Funding under or by virtue of this Deed shall not be impaired by:

        (a) any failure of this Deed to be legal, valid, binding and enforceable as regards Funding whether as a result of a lack of corporate powers or of directors' authority, defective execution or for any other reason whatsoever;

        (b) any giving of time, forbearance, indulgence or waiver as regards Funding;

        (c)     a discharge or release of Funding; or

        (d) any other matter or event whatsoever whether similar to the foregoing or not which might have the effect of impairing all or any of its liabilities or obligations except proper and valid payment or discharge of all Funding Secured Obligations and amounts whatsoever which this Deed provides are to be paid by Funding or an absolute discharge or release of Funding signed by the Funding Secured Creditors and the Security Trustee.

30.5    SEVERABILITY

        Any provision of this Deed which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each of Funding hereby waives any provision of law but only to the extent permitted by law which renders any provision of this Deed prohibited or unenforceable in any respect.

30.6    VARIATION

        No variation of any provision(s) of this Deed shall be effective unless it is in writing and signed by (or by a person duly authorised by) each of the parties hereto.

30.7    COUNTERPARTS

        This Deed may be signed (manually or by facsimile) and delivered in more than one counterpart all of which, taken together, shall constitute one and the same Deed.

30.8    FUNDING SECURED CREDITORS

        Each Funding Secured Creditor shall be bound by the provisions of this Deed as if it contained covenants by each Funding Secured Creditor in favour of the Security Trustee and every other Funding Secured Creditor to observe and be bound by all the provisions of this Deed expressed to apply to Funding Secured Creditors.

30.9    ASSIGNMENT

        None of the Funding Secured Creditors may assign, encumber or transfer all or any part of its rights or benefits and/or transfer its obligations under this Deed without the prior written consent of the Security Trustee, save that each relevant Issuer may assign its rights under this Deed without such consent to the Security Trustee under the First Issuer Deed of Charge or the issuer deed of charge applicable to the New Issuer, as the case may be.

30.10   EXCLUSION OF THIRD PARTY RIGHTS

        The parties to this Deed do not intend that any term of this Deed should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Deed.

31.     CHOICE OF LAW

31.1    GOVERNING LAW

        This Deed is governed by and shall be construed in accordance with English law (provided that CLAUSES 3.8 (Intimation to Mortgages Trustee) and 12.8 (Scottish Trust Property) and any terms hereof which are particular to the law of Scotland shall be governed by and construed in accordance with Scots law).

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

FUNDING

EXECUTED as a DEED by                      )
HOLMES FUNDING                             )
LIMITED acting by two                      )
directors/a director and the secretary     )

Director

Director/Secretary

FIRST ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.1)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

SECOND ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.2)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

THIRD ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.3)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

FOURTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.4)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

FIFTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.5)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

SIXTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.6)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

SELLER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

CASH MANAGER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

ACCOUNT BANK

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

FUNDING SWAP PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL TREASURY                    )
SERVICES PLC                               )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                      )
SPV MANAGEMENT LIMITED                     )
acting by two Directors/a director         )
and the secretary                          )

Director

Director/Secretary

FIRST START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
CITIBANK N.A., LONDON BRANCH               )
                                           )
acting by its attorney                     )
in the presence of:                        )

Witness:

Name:

Address: ONE NEW CHANGE
           LONDON EC4M 9QQ......................................................

SECOND START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
CITIBANK N.A., LONDON BRANCH               )
                                           )
acting by its attorney                     )
in the presence of:                        )

Witness:

Name:

Address: ONE NEW CHANGE
           LONDON EC4M 9QQ......................................................

THIRD START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

FOURTH START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

FIFTH START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

SIXTH START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

FUNDING LIQUIDITY FACILITY PROVIDER

EXECUTED as a DEED by                      )
THE ROYAL BANK OF                          )
SCOTLAND PLC                               )
acting by its attorney                     )
in the presence of                         )

Witness:

Name:

Address: ONE NEW CHANGE
           LONDON EC4M 9QQ

SECURITY TRUSTEE

EXECUTED as a DEED by                      )
JPMORGAN CHASE                             )
BANK, LONDON BRANCH                        )
acting by its attorney                     )
in the presence of:                        )
and the secretary                          )

Witness:

Name:

Address: ONE NEW CHANGE
               LONDON EC4M 9QQ..................................................


EXECUTED as a DEED by                      )
HOLMES TRUSTEES LIMITED                    )
acting by its attorney                     )
in the presence of:                        )
and the secretary                          )

Witness:

Name:

Address:

                                   SCHEDULE 1

                       FORM OF SECURITY POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on [__], 2002 by Holmes Funding Limited (registered in England and Wales No. 3982428) whose registered office is Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "PRINCIPAL").

WHEREAS

(1) By virtue of a Deed (the "FUNDING DEED OF CHARGE") dated 26th July, 2000 between Holmes Funding Limited, Holmes Financing (No. 1) PLC, the Corporate Services Provider, the Account Bank, the Funding GIC Provider, the Security Trustee, the Seller, the Start-Up Loan Provider, the Cash Manager and the Funding Swap Provider, as amended and restated by a Deed (the "AMENDED AND RESTATED FUNDING DEED OF CHARGE") dated [__], 2002 between the foregoing parties and others, provision was made for the execution by the Principal of this Power of Attorney.

(2) Words and phrases in this Power of Attorney shall (save where expressed to the contrary) have the same meanings respectively as the words and phrases in the Amended and Restated Funding Deed of Charge.

NOW THIS POWER OF ATTORNEY WITNESSETH

1. The Principal hereby irrevocably and by way of security for the performance of the covenants, conditions, obligations and undertakings on the part of the Principal contained in the Amended and Restated Funding Deed of Charge (and the other Transaction Documents to which the Principal is a party from time to time) appoints JPMorgan Chase Bank, London Branch and any other person or persons for the time being the Security Trustee or Security Trustees of and under the Amended and Restated Funding Deed of Charge (the "ATTORNEY") and any receiver including any administrative receiver and any manager (the "RECEIVER") and/or administrator (the "ADMINISTRATOR") appointed from time to time by the Attorney or on its behalf its true and lawful attorney for and in the Principal's name or otherwise jointly and severally to do any act matter or thing which the Attorney, Receiver or Administrator considers in each case to be necessary for the protection or preservation of the Attorney's and the Funding Secured Creditors' interests and rights (as described in the Amended and Restated Funding Deed of Charge) in and to the Funding Charged Property or which ought to be done under the covenants, undertakings and provisions contained in the Amended and Restated Funding Deed of Charge and the other Transaction Documents to which Funding is a party from time to time on or at any time after the service of an Intercompany Loan Enforcement Notice or in any other circumstances where the Attorney has become entitled to take any of the steps referred to in the Amended and Restated Funding Deed of Charge including (without limitation) any or all of the following:

        (a) to do every act or thing which the Attorney, Receiver or Administrator may deem to be necessary, proper or expedient for fully and effectually vesting, transferring or assigning the Funding Charged Property or any part thereof and/or the Principal's estate, right, title, benefit and/or interest therein or thereto in or to the Attorney and its successors in title or other person or persons entitled to the benefit thereof in the same manner and as fully and effectually, vesting, transferring or charging, as the case may be, in all respects as the Principal could have done;

        (b) the power by writing under its hand by an officer of the Attorney (including every Receiver appointed under the Amended and Restated Funding Deed of Charge) from time to time to appoint a substitute attorney (each a "SUBSTITUTE") who shall have power to act on behalf of the Principal as if that Substitute shall have been originally appointed Attorney by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

2. In favour of the Attorney, any Receiver and/or Administrator and/or Substitute, or a person dealing with any of them and the successors and assigns of such a person, all acts properly done and documents executed or signed by the Attorney, a Receiver, an Administrator or a Substitute in the purported exercise of any power conferred by this Power of Attorney shall for all purposes be valid and binding on the Principal and its successors and assigns.

3. The Principal irrevocably and unconditionally undertakes to indemnify the Attorney and each Receiver and/or Administrator and/or Substitute appointed from time to time by the Attorney and their respective estates (each an "INDEMNIFIED PARTY") against all actions, proceedings, claims, costs, expenses and liabilities of every description arising from the exercise, or the purported exercise, of any of the powers conferred by this Power of Attorney, save where the same arises as the result of the fraud, negligence or wilful default of the relevant Indemnified Party or its officers or employees.

4. The provisions of CLAUSE 3 shall continue in force after the revocation or termination, howsoever arising, of this Power of Attorney.

5. The laws of England and Wales shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and each Receiver and/or Administrator and/or Substitute carried out or purported to be carried out under the terms hereof.

6. The Principal hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorney or attorneys or any Receiver or Administrator or Substitute shall properly and lawfully do or cause to be done in and concerning the Funding Charged Property.

IN WITNESS whereof this Power of Attorney has been executed as a deed by the Principal the day and year first before written.

EXECUTED as a DEED by                  )    Director
HOLMES FUNDING LIMITED                 )
in the presence of:                    )    Director/Secretary

Signature:

Name:

Address:

                                   SCHEDULE 2

                          FORM OF ACCESSION UNDERTAKING

THIS DEED is made on [           ]

BETWEEN

(1) HOLMES FUNDING LIMITED (registered in England and Wales No. 3982428) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN ("FUNDING");

(2) HOLMES FINANCING (NO.1) PLC (registered in England and Wales No. 3946294) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "FIRST ISSUER");

(3) HOLMES FINANCING (NO. 2) PLC (registered in England and Wales No. 4056122) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "SECOND ISSUER");

(4) HOLMES FINANCING (NO. 3) PLC (registered in England and Wales No. 4154576) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "THIRD ISSUER");

(5) HOLMES FINANCING (NO. 4) PLC (registered in England and Wales No. 4167953) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "FOURTH ISSUER");

(6) HOLMES FINANCING (NO. 5) PLC (registered in England and Wales No. 4258785) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "FIFTH ISSUER");

(7) HOLMES FINANCING (NO. 6) PLC (registered in England and Wales No. 4359738) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "SIXTH ISSUER");

(8) HOLMES TRUSTEES LIMITED (registered in England and Wales No. 3982431) whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "MORTGAGES TRUSTEE");

(9) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN as seller (the "SELLER");

(10) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN as cash manager (the "CASH MANAGER", which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(11) ABBEY NATIONAL PLC, acting though its office at 21 Prescot Street, London E1 8AD as account bank (the "ACCOUNT BANK", which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement);

(12) ABBEY NATIONAL TREASURY SERVICES PLC, acting through its office at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN (the "FUNDING SWAP PROVIDER", which expression shall include such person and all other persons for the time being acting as the variable rate swap provider or providers and/or the tracker rate swap provider or providers and/or interest rate swap provider or providers pursuant to the Funding Swap Agreements);

(13) SPV MANAGEMENT LIMITED (registered in England and Wales No. 2548079) whose business address is at 78 Cannon Street, London EC4P 5LN (the "CORPORATE SERVICES PROVIDER", which expression shall include such person and all other persons for the time being acting as the corporate service provider or corporate service providers pursuant to the Corporate Services Agreement);

(14) CITIBANK N.A., LONDON BRANCH acting through its office at 336 Strand, London WC2R 1HB as start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee (the "FIRST START-UP LOAN PROVIDER") and as start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee (the "SECOND START-UP LOAN PROVIDER") which expressions shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the First Start-up Loan Agreement or as start-up loan provider pursuant to the Second Start-up Loan Agreement;

(15) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regents Place, London NW1 3AN as start-up loan provider pursuant to the Third Start-up Loan Agreement made on 23rd May, 2001 with Funding and the Security Trustee (the "THIRD START-UP LOAN PROVIDER"), as start-up loan provider pursuant to the Fourth Start-up Loan Agreement made on 5th July, 2001 with Funding and the Security Trustee (the "FOURTH START-UP LOAN PROVIDER"), as start-up loan provider to Funding pursuant to the Fifth Start-up Loan Agreement (the "FIFTH START-UP LOAN PROVIDER") and as start-up loan provider to Funding pursuant to the Sixth Start-up Loan Agreement (the "SIXTH START-UP LOAN PROVIDER"),which expression shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the Third Start-up Loan Agreement, as start-up loan provider pursuant to the Fourth Start-up Loan Agreement, as start-up loan provider pursuant to the Fifth Start-up Loan Agreement or as start-up loan provider pursuant to the Sixth Start-up Loan Agreement;

(16) THE ROYAL BANK OF SCOTLAND PLC, acting through its office at Waterhouse Square, 138-142 Holborn, London EC1N 2TH as Funding Liquidity Facility provider (the "FUNDING LIQUIDITY FACILITY PROVIDER", which expression shall include such person and all other persons for the time being acting as the funding liquidity facility provider pursuant to the Funding Liquidity Facility Agreement);

(17) JPMORGAN CHASE BANK, LONDON BRANCH whose principal office is at Trinity Tower, 9 Thomas More Street, London E1W 1YT (the "SECURITY TRUSTEE" which expression includes such person and all other persons for the time being acting as the Security Trustee or trustees pursuant to the Amended and Restated Funding Deed of Charge); and

(18)    [Any other additional secured creditor of Funding.]

(19)     [                              ] (the "NEW FUNDING SECURED CREDITOR").

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A) Pursuant to the terms of a [describe agreement] (the "AGREEMENT") dated [ ] made between Funding and the New Funding Secured Creditor, Funding has agreed to [describe nature of the obligations of Funding under the Agreement].

(B) Funding has agreed to provide the Security Trustee with the benefit of the security described in the Amended and Restated Funding Deed of Charge to secure Funding's obligations to the Funding Secured Creditors.

(C) The terms of the Amended and Restated Funding Deed of Charge permit Funding to secure its obligations to a New Funding Secured Creditor thereunder.

(D) The New Funding Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Amended and Restated Funding Deed of Charge.

(E) The Funding Secured Creditors have agreed to enter into this Deed to agree consequential charges to the Funding Priority of Payments set out in PART I, PART II and PART III of SCHEDULE 3 of the Amended and Restated Funding Deed of Charge as are required and any other amendment as may be required to give effect to this Accession Undertaking.

1.      INTERPRETATION

        The Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on ___ November, 2000 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause [2] of the Amended and Restated Master Definitions and Construction Schedule.

2.      REPRESENTATIONS AND WARRANTIES

2.1 The New Funding Secured Creditor hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

        (a) pursuant to the terms of the Agreement, Funding has agreed to pay to the New Funding Secured Creditor the amount (if any) [describe in relation to the Agreement]; and

        (b) the Agreement expressly provides that all amounts due from Funding thereunder are to be secured by the Amended and Restated Funding Deed of Charge.

2.2 Funding hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors that as at the date of this Deed, the conditions to incurring further secured Financial Indebtedness set out in CLAUSE 2.2 (New Intercompany Loan Agreements) are satisfied.

3.      ACCESSION

        In consideration of the New Funding Secured Creditor being accepted as an Funding Secured Creditor for the purposes of the Amended and Restated Funding Deed of Charge by the parties thereto as from [date], the New Funding Secured Creditor:

        (a) confirms that as from [date], it intends to be a party to the Amended and Restated Funding Deed of Charge as a Funding Secured Creditor;

        (b) undertakes to comply with and be bound by all of the provisions of the Amended and Restated Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Amended and Restated Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto;

        (c) undertakes to perform comply with and be bound by all of the provisions of the Amended and Restated Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto as provided in CLAUSE 30.8 (Funding Secured Creditors) (including without limitation CLAUSES 8.4 (Priority of Payments - After Service of an Intercompany Loan Enforcement Notice), 8.5 (Application of Monies Received After Intercompany Loan Enforcement Notice) and 9.2 (No Enforcement by Funding Secured Creditors)); and

        (d) agrees that the Security Trustee shall be the Security Trustee of the Amended and Restated Funding Deed of Charge for all Funding Secured Creditors upon and subject to the terms set out in the Amended and Restated Funding Deed of Charge.

4.      SCOPE OF THE AMENDED AND RESTATED FUNDING DEED OF CHARGE

        Funding, the New Funding Secured Creditor and the Security Trustee hereby agree that for relevant purposes under the Amended and Restated Funding Deed of Charge and the Amended and Restated Master Definitions and Construction Schedule:

        (a)     the Agreement shall be treated as a Funding Agreement; and

        (b) the New Funding Secured Creditor shall be treated as an Funding Secured Creditor.

5.      AMENDMENT TO THE FUNDING PRIORITY OF PAYMENTS

        The Funding Secured Creditors agree to amend and restate the Funding Priority of Payments set out in PART I and PART II of SCHEDULE 3 of the Amended and Restated Funding Deed of Charge in accordance with APPENDIX 1 hereto.

6.      NOTICES AND DEMANDS

        Any notice or communication under or in connection with this Deed, the Amended and Restated Funding Deed of Charge or the Amended and Restated Master Definitions and Construction Schedule shall be given in the manner and at the times set out in CLAUSE 29 (Notices and Demands) of the Amended and Restated Funding Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

        The address referred to in this CLAUSE 5 for the New Funding Secured Creditor is:

        [         ]

        For the attention of:      [   ]
        Telephone:                 [   ]
        Facsimile:                 [   ]

        or such other address and/or numbers as the New Issuer may notify to the parties to the Amended and Restated Funding Deed of Charge in accordance with the provisions thereof.

7.      CHOICE OF LAW

        This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

NEW FUNDING SECURED CREDITOR

EXECUTED as a DEED by                       )
[                ]                          )
acting by two                               )
directors/a director and the secretary      )

Director

Director/Secretary

FUNDING

EXECUTED as a DEED by                      )
HOLMES FUNDING                             )
LIMITED acting by two                      )
directors/a director and the secretary     )

Director

Director/Secretary

FIRST ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.1)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

SECOND ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.2)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

THIRD ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.3)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

FOURTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.4)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

FIFTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.5)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary

SIXTH ISSUER

EXECUTED as a DEED by                      )
HOLMES FINANCING (NO.6)                    )
PLC acting by two                          )
directors/a director and the secretary     )

Director

Director/Secretary..............................................................

EXECUTED as a DEED by                      )
HOLMES TRUSTEES LIMITED                    )
                                           )
acting by its attorney                     )
in the presence of                         )

Witness:

Name:

Address:


SELLER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of             )



Authorised Signatory                       )
                                           )
Authorised Signatory                       )

CASH MANAGER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )



Authorised Signatory                       )
                                           )
Authorised Signatory                       )



ACCOUNT BANK

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )
                                           )

Authorised Signatory                       )
                                           )
Authorised Signatory                       )


FUNDING SWAP PROVIDER

EXECUTED as a DEED by                      )
ABBEY NATIONAL TREASURY                    )
SERVICES PLC                               )
acting by two Directors/a director         )
and the secretary                          )

Director

Director/Secretary

CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                      )
SPV MANAGEMENT LIMITED                     )
acting by two Directors/a director         )
and the secretary                          )

Director

Director/Secretary

FIRST START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
CITIBANK N.A.,                             )
LONDON BRANCH                              )
                                           )
acting by its attorney                     )
in the presence of:                        )

Witness:

Name:

Address:

SECOND START-UP LOAN PROVIDER

EXECUTED as a DEED by                      )
CITIBANK N.A., LONDON BRANCH               )
                                           )
acting by its attorney                     )
in the presence of:                        )

Witness:

Name:

Address: ONE NEW CHANGE
           LONDON EC4M 9QQ......................................................

THIRD START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

FOURTH START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

FIFTH START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

SIXTH START-UP LOAN PROVIDER

THE COMMON SEAL of                         )
ABBEY NATIONAL PLC                         )
was affixed in the presence of:            )


Authorised Signatory

Authorised Signatory

FUNDING LIQUIDITY FACILITY PROVIDER

EXECUTED as a DEED by                      )
THE ROYAL BANK OF                          )
SCOTLAND PLC                               )
acting by its attorney in                  )
the presence of:                           )

Witness:

Name:

Address:

SECURITY TRUSTEE

EXECUTED as a DEED by                      )
JPMORGAN CHASE                             )
BANK, LONDON BRANCH                        )
                                           )
acting by its attorney                     )
in the presence of                         )

Witness:

Name:

Address:

                                   APPENDIX 1

                AMENDED AND RESTATED FUNDING PRIORITY OF PAYMENTS

                                     PART I

              FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Revenue Receipts available to pay the amount set out below on the immediately succeeding Interest Payment Date.

Funding Available Revenue Receipts will be applied on each Interest Payment Date (or, in the case of amounts due by Funding or the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer or the Sixth Issuer as the case may be, to third parties or to the First Issuer Account Bank, the Second Issuer Account Bank, the Third Issuer Account Bank, the Fourth Issuer Account Bank, the Fifth Issuer Account Bank or the Sixth Issuer Account Bank pursuant to item (a) below or to the Account Bank pursuant to item (c) below, on the date when due) until enforcement of the Funding Security or until such time as there are no amounts outstanding under any Intercompany Loan Agreements, in making such payments and provisions in the following order of priority (the "FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS") (in each case only if and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction pro rata and pari passu according to the respective amounts thereof of:

        (i) any remuneration then due and payable to the Security Trustee and any other amounts then due or to become due to the Security Trustee in the immediately succeeding Interest Period under the provisions of this Amended and Restated Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided herein;

        (ii)    any amounts due to:

                (1) the First Issuer under the First Issuer Intercompany Loan Agreement in respect of the First Issuer's obligations specified in items (a) to (d) inclusive of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the First Issuer Post-Enforcement Priority of Payments;

                (2) the Second Issuer under the Second Issuer Intercompany Loan Agreement in respect of the Second Issuer's obligations specified in items (a) to (d) inclusive of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Second Issuer Post-Enforcement Priority of Payments;

                (3) the Third Issuer under the Third Issuer Intercompany Loan Agreement in respect of the Third Issuer's obligations specified in items (a) to (d) inclusive of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Third Issuer Post-Enforcement Priority of Payments;

                (4) the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement in respect of the Fourth Issuer's obligations specified in items (a) to (d) inclusive of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fourth Issuer Post-Enforcement Priority of Payments;

                (5) the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement in respect of the Fifth Issuer's obligations specified in items (a) to (d) inclusive of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fifth Issuer Post-Enforcement Priority of Payments; and

                (6) the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement in respect of the Sixth Issuer's obligations specified in items (a) to (d) inclusive of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Sixth Issuer Post-Enforcement Priority of Payments; and

        (iii) any amounts due and payable by Funding to third parties (other than those referred to below) and incurred without breach by Funding of the Transaction Documents to which it is a party (and for which payment has not been provided for elsewhere) and to provide for any such amounts expected to become due and payable by Funding in the immediately succeeding Interest Period and to pay or discharge any liability of Funding for corporation tax on any chargeable income, profit or gain of Funding;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager in the immediately succeeding Interest Period under the provisions of the Cash Management Agreement, together with amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu, according to the respective amounts thereof, of amounts (if any) due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and to the Corporate Services Provider pursuant to the terms of the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction, pro rata and pari passu, according to the respective amounts thereof, of amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default and (ii) the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement except for principal repayments and any Funding Liquidity Subordinated Amounts;

(e) fifthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AAA Advance, interest then due and payable on each of the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances and the Sixth Issuer Term AAA Advances;

(f) sixthly, to make provision for a credit to the AAA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(g) seventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AA Advance, interest then due and payable on each of the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances;

(h) eighthly, to make provision for a credit to the AA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(i) ninthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term BBB Advance, interest then due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances;

(j) tenthly, to make provision for a credit to the BBB Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(k) eleventhly, to pay the interest then due and payable on the Fourth Issuer Term BB Advance;

(l) twelfthly, to pay pro rata and pari passu according to the respective amounts thereof:

        (i) any amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment due to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

        (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment due to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

        (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment due to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

        (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment due to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

        (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment due to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default); and

        (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment due to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default);

(m) thirteenthly, to credit the First Reserve Ledger in an amount up to the First Reserve Fund Required Amount (except that amounts standing to the credit of the Second Reserve Ledger shall not be available for this purpose);

(n) fourteenthly, to pay pro rata and pari passu according to the respective amounts due:

        (i) amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (h), (i), (j), (k) and (l) of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

        (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (h), (i), (j) and (k) of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

        (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (h), (i), (j) and (k) of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

        (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (i), (j), (k), (l) and
                (m) of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (h), (i), (j), (k) and
                (l) of the Fourth Issuer Post-Enforcement Priority of Payments;

        (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

        (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (h), (i), (j) and (k) of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

        (vii) any other amounts due to the First Issuer under the First Issuer Intercompany Loan Agreement;

        (viii) any other amounts due to the Second Issuer under the Second Issuer Intercompany Loan Agreement;

        (ix) any other amounts due to the Third Issuer under the Third Issuer Intercompany Loan Agreement;

        (x) any other amounts due to the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement;

        (xi) any other amounts due to the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement;

        (xii) any other amounts due to the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement;

        (xiii) after the occurrence of a Funding Swap Provider Default, amounts due to the Funding Swap Provider in respect of any termination payments due and payable by Funding under the Funding Swap Agreement; and

        (xiv) to the Funding Liquidity Facility Provider to pay any Funding Liquidity Subordinated Amounts under the Funding Liquidity Facility Agreement;

(o) fifteenthly, to credit the Second Reserve Ledger in an amount up to the Second Reserve Fund Required Amount;

(p) sixteenthly, subject to satisfying the conditions to prepayment of principal on the Fourth Issuer Term BB Advance as set out in CLAUSE 5.7 of the Fourth Issuer Intercompany Loan Agreement, to repay the Fourth Issuer Term BB Advance;

(q) seventeenthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof, any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-Up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider and the Sixth Start-up Loan Provider under the Start-up Loan Agreements;

(r)     eighteenthly, to pay any Postponed Deferred Consideration;

(s) nineteenthly, to pay any Deferred Consideration other than that referred to in item (r) above and excluding an amount equal to 0.01 per cent of the Funding Available Revenue Receipts; and

(t) twentiethly, to pay to shareholders of Funding any dividend declared by Funding.

                                     PART II

RULES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS AND FUNDING PRINCIPAL RECEIPTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Principal Receipts available to repay the Term Advances on the immediately succeeding Interest Payment Date.

1. GENERAL PRINCIPLES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS PRIOR TO THE OCCURRENCE OF A TRIGGER EVENT OR ENFORCEMENT OF THE FUNDING SECURITY

1.1 On each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

        (a) first, on each Interest Payment Date to repay the Funding Liquidity Facility Provider amounts drawn under the Funding Liquidity Facility on the previous Interest Payment Date in order to repay principal due on the First Issuer Term AAA Advances, the Second Issuer Series 1 Term AAA Advance, the Third Issuer Series 1 Term AAA Advance, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 1 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances;

        (b) second, on each Interest Payment Date to replenish the First Reserve Fund to the extent that monies have been drawn from the First Reserve Fund on a previous Interest Payment Date and have not been repaid, where such drawing was made for the purpose of repaying principal amounts then due and payable on any of the First Issuer Term AAA Advances, the Second Issuer Series 1 Term AAA Advance, the Third Issuer Series 1 Term AAA Advance, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 1 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances; and

        (c) third, (subject to the terms of this Deed and each Intercompany Loan Agreement) on each Interest Payment Date to repay the Term Advances (to the extent that amounts are then due and payable on the Term Advances taking into account their relevant Scheduled Repayment Dates and permitted repayment dates) in accordance with the terms and provisions of each Intercompany Loan Agreement and the relative Term Advance Rating of the Term Advances so that Funding Available Principal Receipts will be applied (pro rata and pari passu between Term Advances with the same Term Advance Rating) to meet the principal repayments due and payable (or due and payable subject to the availability of Funding Available Principal Receipts) first on the Term Advances with the highest Term Advance Rating, and thereafter on the Term Advances with the next highest Term Advance Rating, and so on, down to the Term Advances with the lowest Term Advance Rating.

1.2 If on any Interest Payment Date, prior to the occurrence of a Trigger Event or enforcement of the Funding Security, amounts are due and payable under more than one Term AAA Advance, Funding shall apply Funding Available Principal Receipts to repay such Term AAA Advances in order according to their respective Final Maturity Dates, so that the Term AAA Advance with the earliest Final Repayment Date is paid first, and so on.

1.3 If any Term AAA Advances have the same Final Maturity Date, then Funding shall apply Funding Available Principal Receipts to repay those Term AAA Advances pro rata and pari passu according to the respective amounts due. If on an Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security (the "RELEVANT INTEREST PAYMENT DATE"):

        (a) a Principal Loss has been recorded on the Principal Deficiency Ledger in respect of any of the Term BBB Advances and/or the Term AA Advances under any Intercompany Loan Agreement and such Principal Loss has not been cured on the Relevant Interest Payment Date; or

        (b) monies standing to the credit of the First Reserve Fund have been used, on or prior to the Relevant Interest Payment Date, to cure a Principal Deficiency in respect of any of the Term BBB Advances and/or the Term AA Advances under any Intercompany Loan Agreement, and the First Reserve Fund has not been replenished by a corresponding amount on the Relevant Interest Payment Date, then the Term BBB Advances and (if there has been an amount debited to the AA Principal Deficiency Sub Ledger as described in (a) above, or if monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term AA Advance as described in (b) above) the Term AA Advances, will not be entitled to principal repayments until the relevant circumstance as described above has been cured or otherwise ceases to exist.

1.4 If the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, in respect of which the aggregate amount in arrear is more than three times the monthly payment then due, is more than 5 per cent. of the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, then the Term BBB Advances and the Term AA will not be entitled to principal repayments until that circumstance has been cured or otherwise ceases to exist.

1.5 The principles set out in this CLAUSE 1 shall prevail except to the extent that they are subject to the exceptions set out in CLAUSES 2 to 6 below (inclusive).

2. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS DURING A CASH ACCUMULATION PERIOD OR A SCHEDULED AMORTISATION PERIOD

        Subject to CLAUSES 1.1(a) and 1.1(b) above and CLAUSE 3.4 below, on and from the commencement of a Cash Accumulation Period or a Scheduled Amortisation Period (but prior to the occurrence of a Trigger Event or enforcement of the Funding Security), Funding Available Principal Receipts (except to the extent required to make payment in respect of any other Bullet Term Advance or any Scheduled Amortisation Term Advance with a Deemed AAA Rating in each case taken into account in determining the commencement of a Cash

        Accumulation Period) will be deposited in the Funding GIC Account and the amount of such deposits will be recorded on the Cash Accumulation Ledger until the relevant Bullet Amount due in respect of the relevant Bullet Term Advance has been saved by Funding or, as the case may be, until the relevant Scheduled Amortisation Amount has been saved by Funding.

        Accordingly, during a Cash Accumulation Period, no payments will be made in respect of any Payable Pass Through Term Advances or Payable Scheduled Amortisation Term Advances under an Intercompany Loan Agreement (unless that Scheduled Amortisation Term Advance has a Deemed AAA Rating and a Scheduled Repayment Date thereof falls during the Cash Accumulation Period), except as provided in CLAUSE 3.4 below.

3. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS TO PAY PASS THROUGH TERM ADVANCES AND SCHEDULED AMORTISATION TERM ADVANCES IN CERTAIN CIRCUMSTANCES

3.1     If:

        (a) amounts are due and payable in respect of any Pass Through Term Advances (the "PAYABLE PASS THROUGH TERM ADVANCES");

        (b) no amounts are due and payable on any Scheduled Amortisation Term Advances; and

        (c) (i) the Cash Accumulation Period has not commenced in respect of any Bullet Term Advance, or (ii) all Bullet Term Advances have been repaid,

        then, subject to CLAUSE 1 above and CLAUSES 3.2 and 3.3 below, on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply all Funding Available Principal Receipts to repay the Payable Pass Through Term Advances.

3.2     If:

        (a) amounts are due and payable on any Scheduled Amortisation Term Advances (the "PAYABLE SCHEDULED AMORTISATION TERM ADVANCES");

        (b)     no amounts are due and payable on any Pass Through Term
                Advances; and

        (c) (i) the Cash Accumulation Period has not commenced in respect of any Bullet Term Advance, or (ii) all Bullet Term Advances have been repaid,

        then, subject to CLAUSE 1 above and CLAUSE 3.3 below, on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply all Funding Available Principal Receipts to repay the Payable Scheduled Amortisation Term Advances.

3.3     If:

        (a) under an Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT A"), amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance in either case which has a Term Advance Rating of "AAA" (the "SENIOR PAYABLE PASS THROUGH TERM ADVANCE" and the "SENIOR PAYABLE SCHEDULED AMORTISATION TERM ADVANCE" respectively);

        (b) under a different Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT B"), amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance in either case which does not have a Term Advance Rating of "AAA" (the "SUBORDINATED PAYABLE PASS THROUGH TERM ADVANCE" and the "SUBORDINATED PAYABLE SCHEDULED AMORTISATION TERM ADVANCE" respectively); and

        (c) there is no Cash Accumulation Period affecting payments under either Intercompany Loan Agreement A or Intercompany Loan Agreement B,

        then on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

        (i) to repay the Senior Payable Pass Through Term Advance and the Senior Payable Scheduled Amortisation Term Advance as follows:

Funding Share             Principal                   Outstanding Principal Balance of Intercompany
Percentage         x      Receipts         x          Loan Agreement A
                                                      --------------------------------------------------
                                                      Aggregate Outstanding Principal Balance of all
                                                      Intercompany Loans

        (ii) to repay the Subordinated Payable Pass Through Term Advance and the Subordinated Payable Scheduled Amortisation Term Advance, as follows:

Funding Share              Principal                    Outstanding Principal Balance of the
Percentage         x       Receipts        x            Intercompany Loan Agreement B
                                                        ------------------------------------------------
                                                        Aggregate  Outstanding  Principal Balance of all
                                                        Intercompany Loans

        (d) If, after applying the Funding Share Percentage of Principal Receipts to repay the Payable Pass Through Term Advance and the Payable Scheduled Amortisation Term Advance pursuant to paragraphs (i) and (ii) above, there is a shortfall in the amount due and payable on that Interest Payment Date on the Payable Scheduled Amortisation Term Advance, Funding will apply those additional Principal Receipts received on the immediately preceding Distribution Date under CLAUSE 9.1(D) of the Mortgages Trust Deed (as amended and restated) towards repayment of the relevant Payable Scheduled Amortisation Term Advance.

3.4     If:

        (a) amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance made under an Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT X"); and

        (b) in respect of a different Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT Y"), the Cash Accumulation Period in relation to a Bullet Term Advance made under Intercompany Loan Agreement Y has commenced, then (subject to CLAUSES 1.1(a), 1.1(b), 1.3 and 1.4 above) on each Interest Payment Date, Funding or the Cash Manager on its behalf will apply an amount equal to the amount determined as follows to repay the outstanding Payable Pass Through Term Advances and the Payable Scheduled Amortisation Term Advances under Intercompany Loan Agreement X:

Funding Share               Principal                   Outstanding Principal Balance of the
Percentage           x      Receipts        x           Intercompany Loan Agreement X
                                                        ------------------------------------------------
                                                        Aggregate  Outstanding  Principal Balance of all
                                                        Intercompany Loans

        If however, the relevant Interest Payment Date is also the Scheduled Repayment Date for a Bullet Term Advance under Intercompany Loan Agreement Y and there is not enough money to repay that Bullet Term Advance and the outstanding Payable Pass Through Term Advances and the outstanding Payable Scheduled Amortisation Term Advances under Intercompany Loan Agreement X, then (to the extent that the relevant Bullet Term Advance has a higher Term Advance Rating that then the Payable Pass Through Term Advances or the Payable Scheduled Amortisation Term Advances) all Funding Available Principal Receipts will be applied to repay the Bullet Term Advance.

3.5 If the Scheduled Amortisation Period of the Fifth Issuer Series 1 Term AAA Advance scheduled for repayment on the Interest Payment Date falling in October 2002 is extended (because the monthly constant prepayment rate on the Loans in the Mortgages Trust is less than 8 per cent. per annum), then the extra amounts accumulated by Funding during the extended Scheduled Amortisation Period will not be available for any other purpose other than to repay the Fifth Issuer Series 1 Term AAA Advance on the Scheduled Repayment Date in October 2002.

3.6 If the Scheduled Amortisation Period of the Sixth Issuer Series 1 Term AAA Advance scheduled for repayment on the Interest Payment Date falling in July 2003 is extended (because the monthly constant prepayment rate on the Loans in the Mortgages Trust is less than 8 per cent. per annum), then the extra amounts accumulated by Funding during the extended Scheduled Amortisation Period will not be available for any other purpose other than to repay the Sixth Issuer Series 1 Term AAA Advance on the Scheduled Repayment Dates in July and October 2003.

4. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF A NON-ASSET TRIGGER EVENT

        On and from the Interest Payment Date following the occurrence of a Non-Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to CLAUSES 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer and the Sixth Issuer on each Interest Payment Date from Funding Available Principal Receipts as follows:

        (a) firstly, the Fifth Issuer Series 1 Term AAA Advance until the Fifth Issuer Series 1 Term AAA Advance is fully repaid;

        (b) secondly, the Sixth Issuer Series 1 Term AAA Advance until the Sixth Issuer Series 1 Term AAA Advance is fully repaid;

        (c) thirdly, the Second Issuer Series 1 Term AAA Advance until the Second Issuer Series 1 Term AAA Advance is fully repaid;

        (d) fourthly, the Third Issuer Series 1 Term AAA Advance until the Third Issuer Series 1 Term AAA Advance is fully repaid;

        (e) fifthly, the First Issuer Series 1 Term AAA Advance until the First Issuer Series 1 Term AAA Advance is fully repaid;

        (f) sixthly, in no order of priority between them but in proportion to the respective amounts due, the Fifth Issuer Series 2A1 Term AAA Advance and the Fifth Issuer Series 2A2 Term AAA Advance until both those Fifth Issuer Series 2 Term AAA Advances are fully repaid;

        (g) seventhly, the Third Issuer Series 2 Term AAA Advance until the Third Issuer Series 2 Term AAA Advance is fully repaid;

        (h) eighthly, the First Issuer Series 2 Term AAA Advance until the First Issuer Series 2 Term AAA Advance is fully repaid;

        (i) ninthly, the Sixth Issuer Series 2 Term AAA Advance until the Sixth Issuer Series 2 Term AAA Advance is fully repaid;

        (j) tenthly, the Fourth Issuer Series 2 Term AAA Advance until the Fourth Issuer Series 2 Term AAA Advance is fully repaid;

        (k) eleventhly, the Fifth Issuer Series 3A1 Term AAA Advance until the Fifth Issuer Series 3A1 Term AAA Advance is fully repaid;

        (l) twelfthly, in no order of priority between them but in proportion to the respective amounts due the Fourth Issuer Series 4 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances until all those Term AAA Advances are fully repaid;

        (m) thirteenthly, the First Issuer Series 3 Term AAA Advance until the First Issuer Series 3 Term AAA Advance is fully repaid;

        (n) fourteenthly, the First Issuer Series 4 Term AAA Advance until the First Issuer Series 4 Term AAA Advance is fully repaid;

        (o) fifteenthly, the Fourth Issuer Series 1 Term AAA Advance until the Fourth Issuer Series 1 Term AAA Advance is fully repaid;

        (p) sixteenthly, the Second Issuer Series 2 Term AAA Advance until the Second Issuer Series 2 Term AAA Advance is fully repaid;

        (q) seventeenthly, the Second Issuer Series 3 Term AAA Advance until the Second Issuer Series 3 Term AAA Advance is fully repaid;

        (r) eighteenthly, in no order of priority between them but in proportion to the respective amounts due, the Second Issuer Series 4 Term AAA Advance, the Third Issuer Series

                3 Term AAA Advance, the Fourth Issuer Series 3 Term AAA Advance, the Fifth Issuer Series 3A2 Term AAA Advance and the Sixth Issuer Series 5 Term AAA Advance until all of these Issuer Term AAA Advances are fully repaid;

        (s) nineteenthly, pro rata and pari passu (according to the respective amounts outstanding of the Term AA Advances), the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances until all the Term AA Advances are fully repaid; and

        (t) twentiethly, pro rata and pari passu (according to the respective amounts outstanding of the Term BBB Advances), the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

5. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF AN ASSET TRIGGER EVENT

        Following the occurrence of an Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to CLAUSES 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer and the Sixth Issuer on each Interest Payment Date from Funding Available Principal Receipts:

        (a) firstly, pro rata and pari passu (according to the respective amounts outstanding of each Term AAA Advance) the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances and the Sixth Issuer Term AAA Advances until all the Term AAA Advances are fully repaid;

         (b) secondly, pro rata and pari passu (according to the respective amounts outstanding of each Term AA Advance) the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances until all the Term AA Advances are fully repaid; and

         (c) thirdly, pro rata and pari passu (according to the respective amounts outstanding of each Term BBB Advance) the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

6. EFFECT ON BULLET TERM ADVANCES AND SCHEDULED AMORTISATION TERM ADVANCES WHEN A TRIGGER EVENT OCCURS OR WHEN THE ISSUER SECURITY IS ENFORCED

6.1 If a Trigger Event occurs then (i) the Scheduled Repayment Dates of the Bullet Term Advances and the Scheduled Amortisation Term Advances made under each Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this SCHEDULE 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefor and (ii) all Bullet Term Advances and Scheduled

        Amortisation Term Advances made under the Intercompany Loan Agreements will be deemed to be Payable Pass Through Term Advances.

6.2 If the First Issuer Security is enforced under the First Issuer Deed of Charge and/or the Second Issuer Security is enforced under the Second Issuer Deed of Charge and/or the Third Issuer Security is enforced under the Third Issuer Deed of Charge and/or the Fourth Issuer Security is enforced under the Fourth Issuer Deed of Charge and/or the Fifth Issuer Security is enforced under the Fifth Issuer Deed of Charge and/or the Sixth Issuer Security is enforced under the Sixth Issuer Deed of Charge, then (as applicable) (i) the Scheduled Repayment Dates of any outstanding Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this SCHEDULE 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefore and (ii) all Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement will be deemed to be Payable Pass Through Term Advances.

                                    PART III

                  FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS

All the monies received or recovered by the Security Trustee (or a Receiver appointed on its behalf) following service of an Intercompany Loan Enforcement Notice shall be applied (save to the extent required otherwise by law) on each Interest Payment Date (except for amounts due to the Account Bank under items
(c) below, which will be paid when due) in the following order of priority (and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction, pro rata and pari passu according to the respective amounts thereof, of:

        (i) any remuneration then due and payable to the Security Trustee and any Receiver appointed by the Security Trustee and any other amounts due or to become due in the immediately succeeding Interest Period to the Security Trustee and the Receiver under the provisions of the Amended and Restated Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided therein;

        (ii) any amounts due to the First Issuer in respect of its obligations specified in items (a) to (c) of the First Issuer Post-Enforcement Priority of Payments;

        (iii) any amounts due to the Second Issuer in respect of its obligations specified in items (a) to (c) of the Second Issuer Post-Enforcement Priority of Payments;

        (iv) any amounts due to the Third Issuer in respect of its obligations specified in items (a) to (c) of the Third Issuer Post-Enforcement Priority of Payments;

        (v) any amounts due to the Fourth Issuer in respect of its obligations specified in items (a) to (c) of the Fourth Issuer Post-Enforcement Priority of Payments;

        (vi) any amounts due to the Fifth Issuer in respect of its obligations specified in items (a) to (c) of the Fifth Issuer Post-Enforcement Priority of Payments; and

        (vii) any amounts due to the Sixth Issuer in respect of its obligations specified in items (a) to (c) of the Sixth Issuer Post-Enforcement Priority of Payments;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable in the immediately succeeding Interest Period to the Cash Manager under the provisions of the Cash Management Agreement, together with any amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu of any amounts due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and the Corporate Services Provider pursuant to the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction pro rata and pari passu of those amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement (except for any termination payments due and payable by Funding under the

        Funding Swap Agreement following a Funding Swap Provider Default) and
        (ii) the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement (except for any Funding Liquidity Subordinated Amounts);

(e) fifthly, to pay pro rata and pari passu (according to the respective amount of each Term AAA Advance outstanding), interest and principal due and payable on the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances and the Sixth Issuer Term AAA Advances;

(f) sixthly, to pay pro rata and pari passu (according to the respective amount of each Term AA Advance outstanding), interest and principal due and payable on the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances;

(g) seventhly, to pay pro rata and pari passu (according to the respective amount of each Term BBB Advance outstanding), interest and principal due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances;

(h) eighthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

        (i) amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

        (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

        (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

        (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

        (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default); and

        (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default);

(i) ninthly, to pay interest and principal due and payable on the Fourth Issuer Term BB Advance;

(j) tenthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

        (i) any amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

        (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

        (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

        (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fourth Issuer Post-Enforcement Priority of Payments;

        (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

        (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

        (vii) any other amounts due to the First Issuer in respect of any other obligation of Funding under the First Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (viii) any other amounts due to the Second Issuer in respect of any other obligation of Funding under the Second Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (ix) any other amounts due to the Third Issuer in respect of any other obligation of Funding under the Third Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (x) any other amounts due to the Fourth Issuer in respect of any other obligation of Funding under the Fourth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (xi) any other amounts due to the Fifth Issuer in respect of any other obligation of Funding under the Fifth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (xii) any other amounts due to the Sixth Issuer in respect of any other obligation of Funding under the Sixth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (xiii) after the occurrence of a Funding Swap Provider Default, to the Funding Swap Provider in respect of any termination payment due and payable by Funding under the Funding Swap Agreement; and

        (xiv) the Funding Liquidity Facility Provider in respect of Funding Liquidity Subordinated Amounts;

(k) eleventhly, to pay any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider and the Sixth Start-up Loan Provider under the Start-up Loan Agreements;

(l)     twelfthly, to pay any Postponed Deferred Consideration; and

(m) thirteenthly, to pay any Deferred Consideration other than that referred to in item (l) above.

                                   SCHEDULE 3

                          FUNDING PRIORITY OF PAYMENTS

                                     PART I

              FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Revenue Receipts available to pay the amount set out below on the immediately succeeding Interest Payment Date.

Funding Available Revenue Receipts will be applied on each Interest Payment Date (or, in the case of amounts due by Funding or the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer or the Sixth Issuer as the case may be, to third parties or to the First Issuer Account Bank, the Second Issuer Account Bank, the Third Issuer Account Bank, the Fourth Issuer Account Bank, the Fifth Issuer Account Bank or the Sixth Issuer Account Bank pursuant to item (a) below or to the Account Bank pursuant to item (c) below, on the date when due) until enforcement of the Funding Security or until such time as there are no amounts outstanding under any Intercompany Loan Agreements, in making such payments and provisions in the following order of priority (the "FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS") (in each case only if and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction pro rata and pari passu according to the respective amounts thereof of:

        (i) any remuneration then due and payable to the Security Trustee and any other amounts then due or to become due to the Security Trustee in the immediately succeeding Interest Period under the provisions of this Amended and Restated Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided herein;

        (ii)    any amounts due to:

                (1) the First Issuer under the First Issuer Intercompany Loan Agreement in respect of the First Issuer's obligations specified in items (a) to (d) inclusive of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the First Issuer Post-Enforcement Priority of Payments;

                (2) the Second Issuer under the Second Issuer Intercompany Loan Agreement in respect of the Second Issuer's obligations specified in items (a) to (d) inclusive of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Second Issuer Post-Enforcement Priority of Payments;

                (3) the Third Issuer under the Third Issuer Intercompany Loan Agreement in respect of the Third Issuer's obligations specified in items (a) to (d) inclusive of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Third Issuer Post-Enforcement Priority of Payments;

                (4) the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement in respect of the Fourth Issuer's obligations specified in items (a) to (d) inclusive of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fourth Issuer Post-Enforcement Priority of Payments;

                (5) the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement in respect of the Fifth Issuer's obligations specified in items (a) to (d) inclusive of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fifth Issuer Post-Enforcement Priority of Payments; and

                (6) the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement in respect of the Sixth Issuer's obligations specified in items (a) to (d) inclusive of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Sixth Issuer Post-Enforcement Priority of Payments; and

        (iii) any amounts due and payable by Funding to third parties (other than those referred to below) and incurred without breach by Funding of the Transaction Documents to which it is a party (and for which payment has not been provided for elsewhere) and to provide for any such amounts expected to become due and payable by Funding in the immediately succeeding Interest Period and to pay or discharge any liability of Funding for corporation tax on any chargeable income, profit or gain of Funding;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager in the immediately succeeding Interest Period under the provisions of the Cash Management Agreement, together with amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu, according to the respective amounts thereof, of amounts (if any) due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and to the Corporate Services Provider pursuant to the terms of the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction, pro rata and pari passu, according to the respective amounts thereof, of amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default and (ii) the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement except for principal repayments and any Funding Liquidity Subordinated Amounts;

(e) fifthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AAA Advance, interest then due and payable on each of the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances and the Sixth Issuer Term AAA Advances;

(f) sixthly, to make provision for a credit to the AAA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(g) seventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AA Advance, interest then due and payable on each of the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances;

(h) eighthly, to make provision for a credit to the AA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(i) ninthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term BBB Advance, interest then due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances;

(j) tenthly, to make provision for a credit to the BBB Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(k) eleventhly, to pay the interest then due and payable on the Fourth Issuer Term BB Advance;

(l) twelfthly, to pay pro rata and pari passu according to the respective amounts thereof:

        (i) any amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment due to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

        (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment due to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

        (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment due to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

        (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment due to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

        (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment due to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default); and

        (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment due to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default);

(m) thirteenthly, to credit the First Reserve Ledger in an amount up to the First Reserve Fund Required Amount (except that amounts standing to the credit of the Second Reserve Ledger shall not be available for this purpose);

(n) fourteenthly, to pay pro rata and pari passu according to the respective amounts due:

        (i) amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (h), (i), (j), (k) and (l) of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

        (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (h), (i), (j) and (k) of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

        (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (h), (i), (j) and (k) of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

        (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (i), (j), (k), (l) and
                (m) of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (h), (i), (j), (k) and
                (l) of the Fourth Issuer Post-Enforcement Priority of Payments;

        (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

        (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (h), (i), (j) and (k) of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

        (vii) any other amounts due to the First Issuer under the First Issuer Intercompany Loan Agreement;

        (viii) any other amounts due to the Second Issuer under the Second Issuer Intercompany Loan Agreement;

        (ix) any other amounts due to the Third Issuer under the Third Issuer Intercompany Loan Agreement;

        (x) any other amounts due to the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement;

        (xi) any other amounts due to the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement;

        (xii) any other amounts due to the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement;

        (xiii) after the occurrence of a Funding Swap Provider Default, amounts due to the Funding Swap Provider in respect of any termination payments due and payable by Funding under the Funding Swap Agreement; and

        (xiv) to the Funding Liquidity Facility Provider to pay any Funding Liquidity Subordinated Amounts under the Funding Liquidity Facility Agreement;

(o) fifteenthly, to credit the Second Reserve Ledger in an amount up to the Second Reserve Fund Required Amount;

(p) sixteenthly, subject to satisfying the conditions to prepayment of principal on the Fourth Issuer Term BB Advance as set out in CLAUSE 5.7 of the Fourth Issuer Intercompany Loan Agreement, to repay the Fourth Issuer Term BB Advance;

(q) seventeenthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof, any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-Up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider and the Sixth Start-up Loan Provider under the Start-up Loan Agreements;

(r)     eighteenthly, to pay any Postponed Deferred Consideration;

(s) nineteenthly, to pay any Deferred Consideration other than that referred to in item (r) above and excluding an amount equal to 0.01 per cent of the Funding Available Revenue Receipts; and

(t) twentiethly, to pay to shareholders of Funding any dividend declared by Funding.

                                     PART II

RULES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS AND FUNDING PRINCIPAL RECEIPTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Principal Receipts available to repay the Term Advances on the immediately succeeding Interest Payment Date.

1. GENERAL PRINCIPLES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS PRIOR TO THE OCCURRENCE OF A TRIGGER EVENT OR ENFORCEMENT OF THE FUNDING SECURITY

1.1 On each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

        (a) first, on each Interest Payment Date to repay the Funding Liquidity Facility Provider amounts drawn under the Funding Liquidity Facility on the previous Interest Payment Date in order to repay principal due on the First Issuer Term AAA Advances, the Second Issuer Series 1 Term AAA Advance, the Third Issuer Series 1 Term AAA Advance, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 1 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances;

        (b) second, on each Interest Payment Date to replenish the First Reserve Fund to the extent that monies have been drawn from the First Reserve Fund on a previous Interest Payment Date and have not been repaid, where such drawing was made for the purpose of repaying principal amounts then due and payable on any of the First Issuer Term AAA Advances, the Second Issuer Series 1 Term AAA Advance, the Third Issuer Series 1 Term AAA Advance, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 1 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances; and

        (c) third, (subject to the terms of this Deed and each Intercompany Loan Agreement) on each Interest Payment Date to repay the Term Advances (to the extent that amounts are then due and payable on the Term Advances taking into account their relevant Scheduled Repayment Dates and permitted repayment dates) in accordance with the terms and provisions of each Intercompany Loan Agreement and the relative Term Advance Rating of the Term Advances so that Funding Available Principal Receipts will be applied (pro rata and pari passu between Term Advances with the same Term Advance Rating) to meet the principal repayments due and payable (or due and payable subject to the availability of Funding Available Principal Receipts) first on the Term Advances with the highest Term Advance Rating, and thereafter on the Term Advances with the next highest Term Advance Rating, and so on, down to the Term Advances with the lowest Term Advance Rating.

1.2 If on any Interest Payment Date, prior to the occurrence of a Trigger Event or enforcement of the Funding Security, amounts are due and payable under more than one Term AAA Advance, Funding shall apply Funding Available Principal Receipts to repay such Term AAA Advances in order according to their respective Final Maturity Dates, so that the Term AAA Advance with the earliest Final Repayment Date is paid first, and so on.

1.3 If any Term AAA Advances have the same Final Maturity Date, then Funding shall apply Funding Available Principal Receipts to repay those Term AAA Advances pro rata and pari passu according to the respective amounts due. If on an Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security (the "RELEVANT INTEREST PAYMENT DATE"):

        (a) a Principal Loss has been recorded on the Principal Deficiency Ledger in respect of any of the Term BBB Advances and/or the Term AA Advances under any Intercompany Loan Agreement and such Principal Loss has not been cured on the Relevant Interest Payment Date; or

        (b) monies standing to the credit of the First Reserve Fund have been used, on or prior to the Relevant Interest Payment Date, to cure a Principal Deficiency in respect of any of the Term BBB Advances and/or the Term AA Advances under any Intercompany Loan Agreement, and the First Reserve Fund has not been replenished by a corresponding amount on the Relevant Interest Payment Date, then the Term BBB Advances and (if there has been an amount debited to the AA Principal Deficiency Sub Ledger as described in (a) above, or if monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term AA Advance as described in (b) above) the Term AA Advances, will not be entitled to principal repayments until the relevant circumstance as described above has been cured or otherwise ceases to exist.

1.4 If the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, in respect of which the aggregate amount in arrear is more than three times the monthly payment then due, is more than 5 per cent. of the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, then the Term BBB Advances and the Term AA will not be entitled to principal repayments until that circumstance has been cured or otherwise ceases to exist.

1.5 The principles set out in this CLAUSE 1 shall prevail except to the extent that they are subject to the exceptions set out in CLAUSES 2 to 6 below (inclusive).

2. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS DURING A CASH ACCUMULATION PERIOD OR A SCHEDULED AMORTISATION PERIOD

        Subject to CLAUSES 1.1(a) and 1.1(b) above and CLAUSE 3.4 below, on and from the commencement of a Cash Accumulation Period or a Scheduled Amortisation Period (but prior to the occurrence of a Trigger Event or enforcement of the Funding Security), Funding Available Principal Receipts (except to the extent required to make payment in respect of any other Bullet Term Advance or any Scheduled Amortisation Term Advance with a Deemed AAA Rating in each case taken into account in determining the commencement of a Cash

        Accumulation Period) will be deposited in the Funding GIC Account and the amount of such deposits will be recorded on the Cash Accumulation Ledger until the relevant Bullet Amount due in respect of the relevant Bullet Term Advance has been saved by Funding or, as the case may be, until the relevant Scheduled Amortisation Amount has been saved by Funding.

        Accordingly, during a Cash Accumulation Period, no payments will be made in respect of any Payable Pass Through Term Advances or Payable Scheduled Amortisation Term Advances under an Intercompany Loan Agreement (unless that Scheduled Amortisation Term Advance has a Deemed AAA Rating and a Scheduled Repayment Date thereof falls during the Cash Accumulation Period), except as provided in CLAUSE 3.4 below.

3. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS TO PAY PASS THROUGH TERM ADVANCES AND SCHEDULED AMORTISATION TERM ADVANCES IN CERTAIN CIRCUMSTANCES

3.1     If:

        (a) amounts are due and payable in respect of any Pass Through Term Advances (the "PAYABLE PASS THROUGH TERM ADVANCES");

        (b) no amounts are due and payable on any Scheduled Amortisation Term Advances; and

        (c) (i) the Cash Accumulation Period has not commenced in respect of any Bullet Term Advance, or (ii) all Bullet Term Advances have been repaid,

        then, subject to CLAUSE 1 above and CLAUSES 3.2 and 3.3 below, on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply all Funding Available Principal Receipts to repay the Payable Pass Through Term Advances.

3.2     If:

        (a) amounts are due and payable on any Scheduled Amortisation Term Advances(the "PAYABLE SCHEDULED AMORTISATION TERM ADVANCES");

        (b)     no amounts are due and payable on any Pass Through Term
                Advances; and

        (c) (i) the Cash Accumulation Period has not commenced in respect of any Bullet Term Advance, or (ii) all Bullet Term Advances have been repaid,

        then, subject to CLAUSE 1 above and CLAUSE 3.3 below, on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply all Funding Available Principal Receipts to repay the Payable Scheduled Amortisation Term Advances.

3.3     If:

        (a) under an Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT A"), amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance in either case which has a Term Advance

                Rating of "AAA" (the "SENIOR PAYABLE PASS THROUGH TERM ADVANCE" and the "SENIOR PAYABLE SCHEDULED AMORTISATION TERM ADVANCE" respectively);

        (b) under a different Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT B"), amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance in either case which does not have a Term Advance Rating of "AAA" (the "SUBORDINATED PAYABLE PASS THROUGH TERM ADVANCE" and the "SUBORDINATED PAYABLE SCHEDULED AMORTISATION TERM ADVANCE" respectively); and

        (c) there is no Cash Accumulation Period affecting payments under either Intercompany Loan Agreement A or Intercompany Loan Agreement B,

        then on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

        (i) to repay the Senior Payable Pass Through Term Advance and the Senior Payable Scheduled Amortisation Term Advance as follows:

Funding Share             Principal                   Outstanding Principal Balance of Intercompany
Percentage         x      Receipts         x          Loan Agreement A
                                                      --------------------------------------------------
                                                      Aggregate Outstanding Principal Balance of all
                                                      Intercompany Loans

        (ii) to repay the Subordinated Payable Pass Through Term Advance and the Subordinated Payable Scheduled Amortisation Term Advance, as follows:

Funding Share              Principal                    Outstanding Principal Balance of the
Percentage         x       Receipts        x            Intercompany Loan Agreement B
                                                        ------------------------------------------------
                                                        Aggregate  Outstanding  Principal Balance of all
                                                        Intercompany Loans

        (d) If, after applying the Funding Share Percentage of Principal Receipts to repay the Payable Pass Through Term Advance and the Payable Scheduled Amortisation Term Advance pursuant to paragraphs (i) and (ii) above, there is a shortfall in the amount due and payable on that Interest Payment Date on the Payable Scheduled Amortisation Term Advance, Funding will apply those additional Principal Receipts received on the immediately preceding Distribution Date under CLAUSE 9.1(d) of the Mortgages Trust Deed (as amended and restated) towards repayment of the relevant Payable Scheduled Amortisation Term Advance.

3.4     If:

        (a) amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance made under an Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT X"); and

        (b) in respect of a different Intercompany Loan Agreement ("INTERCOMPANY LOAN AGREEMENT Y"), the Cash Accumulation Period in relation to a Bullet Term Advance made under Intercompany Loan Agreement Y has commenced, then (subject to CLAUSES 1.1(a), 1.1(b), 1.3 and 1.4 above) on each Interest Payment Date, Funding or the Cash Manager on its behalf will apply an amount equal to the amount determined as follows to repay the outstanding Payable Pass Through Term Advances and the Payable Scheduled Amortisation Term Advances under Intercompany Loan Agreement
         X:

Funding Share               Principal                   Outstanding Principal Balance of the
Percentage           x      Receipts        x           Intercompany Loan Agreement X
                                                        ------------------------------------------------
                                                        Aggregate  Outstanding  Principal Balance of all
                                                        Intercompany Loans

        If however, the relevant Interest Payment Date is also the Scheduled Repayment Date for a Bullet Term Advance under Intercompany Loan Agreement Y and there is not enough money to repay that Bullet Term Advance and the outstanding Payable Pass Through Term Advances and the outstanding Payable Scheduled Amortisation Term Advances under Intercompany Loan Agreement X, then (to the extent that the relevant Bullet Term Advance has a higher Term Advance Rating that then the Payable Pass Through Term Advances or the Payable Scheduled Amortisation Term Advances) all Funding Available Principal Receipts will be applied to repay the Bullet Term Advance.

3.5 If the Scheduled Amortisation Period of the Fifth Issuer Series 1 Term AAA Advance scheduled for repayment on the Interest Payment Date falling in October 2002 is extended (because the monthly constant prepayment rate on the Loans in the Mortgages Trust is less than 8 per cent. per annum), then the extra amounts accumulated by Funding during the extended Scheduled Amortisation Period will not be available for any other purpose other than to repay the Fifth Issuer Series 1 Term AAA Advance on the Scheduled Repayment Date in October 2002.

3.6 If the Scheduled Amortisation Period of the Sixth Issuer Series 1 Term AAA Advance scheduled for repayment on the Interest Payment Date falling in July 2003 is extended (because the monthly constant prepayment rate on the Loans in the Mortgages Trust is less than 8 per cent. per annum), then the extra amounts accumulated by Funding during the extended Scheduled Amortisation Period will not be available for any other purpose other than to repay the Sixth Issuer Series 1 Term AAA Advance on the Scheduled Repayment Dates in July and October 2003.

4. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF A NON-ASSET TRIGGER EVENT

        On and from the Interest Payment Date following the occurrence of a Non-Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to CLAUSES 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer and the Sixth Issuer on each Interest Payment Date from Funding Available Principal Receipts as follows:

        (a) firstly, the Fifth Issuer Series 1 Term AAA Advance until the Fifth Issuer Series 1 Term AAA Advance is fully repaid;

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                                       92

        (b) secondly, the Sixth Issuer Series 1 Term AAA Advance until the Sixth Issuer Series 1 Term AAA Advance is fully repaid;

        (c) thirdly, the Second Issuer Series 1 Term AAA Advance until the Second Issuer Series 1 Term AAA Advance is fully repaid;

        (d) fourthly, the Third Issuer Series 1 Term AAA Advance until the Third Issuer Series 1 Term AAA Advance is fully repaid;

        (e) fifthly, the First Issuer Series 1 Term AAA Advance until the First Issuer Series 1 Term AAA Advance is fully repaid;

        (f) sixthly, in no order of priority between them but in proportion to the respective amounts due, the Fifth Issuer Series 2A1 Term AAA Advance and the Fifth Issuer Series 2A2 Term AAA Advance until both those Fifth Issuer Series 2 Term AAA Advances are fully repaid;

        (g) seventhly, the Third Issuer Series 2 Term AAA Advance until the Third Issuer Series 2 Term AAA Advance is fully repaid;

        (h) eighthly, the First Issuer Series 2 Term AAA Advance until the First Issuer Series 2 Term AAA Advance is fully repaid;

        (i) ninthly, the Sixth Issuer Series 2 Term AAA Advance until the Sixth Issuer Series 2 Term AAA Advance is fully repaid;

        (j) tenthly, the Fourth Issuer Series 2 Term AAA Advance until the Fourth Issuer Series 2 Term AAA Advance is fully repaid;

        (k) eleventhly, the Fifth Issuer Series 3A1 Term AAA Advance until the Fifth Issuer Series 3A1 Term AAA Advance is fully repaid;

        (l) twelfthly, in no order of priority between them but in proportion to the respective amounts due the Fourth Issuer Series 4 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances until all those Term AAA Advances are fully repaid;

        (m) thirteenthly, the First Issuer Series 3 Term AAA Advance until the First Issuer Series 3 Term AAA Advance is fully repaid;

        (n) fourteenthly, the First Issuer Series 4 Term AAA Advance until the First Issuer Series 4 Term AAA Advance is fully repaid;

        (o) fifteenthly, the Fourth Issuer Series 1 Term AAA Advance until the Fourth Issuer Series 1 Term AAA Advance is fully repaid;

        (p) sixteenthly, the Second Issuer Series 2 Term AAA Advance until the Second Issuer Series 2 Term AAA Advance is fully repaid;

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                                       93


        (q) seventeenthly, the Second Issuer Series 3 Term AAA Advance until the Second Issuer Series 3 Term AAA Advance is fully repaid;

        (r) eighteenthly, in no order of priority between them but in proportion to the respective amounts due, the Second Issuer Series 4 Term AAA Advance, the Third Issuer Series 3 Term AAA Advance, the Fourth Issuer Series 3 Term AAA Advance, the Fifth Issuer Series 3A2 Term AAA Advance and the Sixth Issuer Series 5 Term AAA Advance until all of these Issuer Term AAA Advances are fully repaid;

        (s) nineteenthly, pro rata and pari passu (according to the respective amounts outstanding of the Term AA Advances), the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances until all the Term AA Advances are fully repaid; and

        (t) twentiethly, pro rata and pari passu (according to the respective amounts outstanding of the Term BBB Advances), the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

5. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF AN ASSET TRIGGER EVENT

        Following the occurrence of an Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to CLAUSES 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer and the Sixth Issuer on each Interest Payment Date from Funding Available Principal Receipts:

        (a) firstly, pro rata and pari passu (according to the respective amounts outstanding of each Term AAA Advance) the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances and the Sixth Issuer Term AAA Advances until all the Term AAA Advances are fully repaid;

        (b) secondly, pro rata and pari passu (according to the respective amounts outstanding of each Term AA Advance) the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances until all the Term AA Advances are fully repaid; and

        (c) thirdly, pro rata and pari passu (according to the respective amounts outstanding of each Term BBB Advance) the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

6. EFFECT ON BULLET TERM ADVANCES AND SCHEDULED AMORTISATION TERM ADVANCES WHEN A TRIGGER EVENT OCCURS OR WHEN THE ISSUER SECURITY IS ENFORCED

6.1 If a Trigger Event occurs then (i) the Scheduled Repayment Dates of the Bullet Term Advances and the Scheduled Amortisation Term Advances made under each Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this SCHEDULE 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefor and (ii) all Bullet Term Advances and Scheduled Amortisation Term Advances made under the Intercompany Loan Agreements will be deemed to be Payable Pass Through Term Advances.

6.2 If the First Issuer Security is enforced under the First Issuer Deed of Charge and/or the Second Issuer Security is enforced under the Second Issuer Deed of Charge and/or the Third Issuer Security is enforced under the Third Issuer Deed of Charge and/or the Fourth Issuer Security is enforced under the Fourth Issuer Deed of Charge and/or the Fifth Issuer Security is enforced under the Fifth Issuer Deed of Charge and/or the Sixth Issuer Security is enforced under the Sixth Issuer Deed of Charge, then (as applicable) (i) the Scheduled Repayment Dates of any outstanding Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this SCHEDULE 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefore and (ii) all Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement will be deemed to be Payable Pass Through Term Advances.

                                    PART III

                  FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS

All the monies received or recovered by the Security Trustee (or a Receiver appointed on its behalf) following service of an Intercompany Loan Enforcement Notice shall be applied (save to the extent required otherwise by law) on each Interest Payment Date (except for amounts due to the Account Bank under items
(c) below, which will be paid when due) in the following order of priority (and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction, pro rata and pari passu according to the respective amounts thereof, of:

        (i) any remuneration then due and payable to the Security Trustee and any Receiver appointed by the Security Trustee and any other amounts due or to become due in the immediately succeeding Interest Period to the Security Trustee and the Receiver under the provisions of the Amended and Restated Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided therein;

        (ii) any amounts due to the First Issuer in respect of its obligations specified in items (a) to (c) of the First Issuer Post-Enforcement Priority of Payments;

        (iii) any amounts due to the Second Issuer in respect of its obligations specified in items (a) to (c) of the Second Issuer Post-Enforcement Priority of Payments;

        (iv) any amounts due to the Third Issuer in respect of its obligations specified in items (a) to (c) of the Third Issuer Post-Enforcement Priority of Payments;

        (v) any amounts due to the Fourth Issuer in respect of its obligations specified in items (a) to (c) of the Fourth Issuer Post-Enforcement Priority of Payments;

        (vi) any amounts due to the Fifth Issuer in respect of its obligations specified in items (a) to (c) of the Fifth Issuer Post-Enforcement Priority of Payments; and

        (vii) any amounts due to the Sixth Issuer in respect of its obligations specified in items (a) to (c) of the Sixth Issuer Post-Enforcement Priority of Payments;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable in the immediately succeeding Interest Period to the Cash Manager under the provisions of the Cash Management Agreement, together with any amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu of any amounts due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and the Corporate Services Provider pursuant to the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction pro rata and pari passu of those amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement (except for any termination payments due and payable by Funding under the

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                                       96


        Funding Swap Agreement following a Funding Swap Provider Default) and
        (ii) the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement (except for any Funding Liquidity Subordinated Amounts);

(e) fifthly, to pay pro rata and pari passu (according to the respective amount of each Term AAA Advance outstanding), interest and principal due and payable on the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances and the Sixth Issuer Term AAA Advances;

(f) sixthly, to pay pro rata and pari passu (according to the respective amount of each Term AA Advance outstanding), interest and principal due and payable on the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances and the Sixth Issuer Term AA Advances;

(g) seventhly, to pay pro rata and pari passu (according to the respective amount of each Term BBB Advance outstanding), interest and principal due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances;

(h) eighthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

        (i) amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

        (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

        (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

        (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

        (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default); and

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                                       97

        (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default);

(i) ninthly, to pay interest and principal due and payable on the Fourth Issuer Term BB Advance;

(j) tenthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

        (i) any amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

        (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

        (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

        (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fourth Issuer Post-Enforcement Priority of Payments;

        (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

        (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

        (vii) any other amounts due to the First Issuer in respect of any other obligation of Funding under the First Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (viii) any other amounts due to the Second Issuer in respect of any other obligation of Funding under the Second Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (ix) any other amounts due to the Third Issuer in respect of any other obligation of Funding under the Third Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (x) any other amounts due to the Fourth Issuer in respect of any other obligation of Funding under the Fourth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

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                                       98

        (xi) any other amounts due to the Fifth Issuer in respect of any other obligation of Funding under the Fifth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (xii) any other amounts due to the Sixth Issuer in respect of any other obligation of Funding under the Sixth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

        (xiii) after the occurrence of a Funding Swap Provider Default, to the Funding Swap Provider in respect of any termination payment due and payable by Funding under the Funding Swap Agreement; and

        (xiv) the Funding Liquidity Facility Provider in respect of Funding Liquidity Subordinated Amounts;

(k) eleventhly, to pay any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider and the Sixth Start-up Loan Provider under the Start-up Loan Agreements;

(l)     twelfthly, to pay any Postponed Deferred Consideration; and

(m) thirteenthly, to pay any Deferred Consideration other than that referred to in item (l) above.